As filed with the Securities and Exchange Commission on April 25, 2024
1933 Act Registration File No. 333-62298
1940 Act File No. 811-10401

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	856	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	858	[X]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (626) 914-7363

Jay S. Fitton
U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on April 30, 2024 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 856 to the Registration Statement of Trust for Professional Managers (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended December 31, 2023 for the Mairs & Power Growth Fund, Mairs & Power Balanced Fund and Mairs & Power Small Cap Fund, and to make other permissible changes under Rule 485(b).

PROSPECTUS
April 30, 2024

-GROWTH FUND
Ticker Symbol: MPGFX

-BALANCED FUND
Ticker Symbol: MAPOX

-SMALL CAP FUND
Ticker Symbol: MSCFX

Each a Series of Trust for Professional Managers (the “Trust”)

The U.S. Securities and Exchange Commission (the “SEC”) has not determined if the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

MAIRS & POWER GROWTH FUND

Investment Objective
Mairs & Power Growth Fund’s (the Fund) fundamental objective is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.64%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$65	$205	$357	$798

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the
Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.45% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in U.S. common stocks. In selecting securities for the Fund, the Fund’s investment adviser, Mairs & Power, Inc. (the Adviser), gives preference to companies that exhibit the potential for above-average growth and durable competitive advantages at reasonable valuations. In the Adviser’s experience, these securities typically have strong returns on invested capital. The Adviser follows a multi-cap approach and the Fund invests in stocks of small-cap, mid-cap and large-cap companies. The Adviser focuses generally on companies located in Minnesota and other states in the Upper Midwest region of the U.S. (which the Adviser considers to be the states of Illinois, Iowa, Minnesota, North Dakota, South Dakota and Wisconsin). The Fund may also invest up to 25% of its total assets in securities of foreign issuers which are listed on a U.S. stock exchange or are represented by American Depositary Receipts (ADRs). The Fund may have significant investments in the industrials, information technology and healthcare sectors. The Adviser seeks to keep the Fund’s assets reasonably fully invested, to maintain modest portfolio turnover rates and to moderate risk by investing in a diversified portfolio of equity securities.

The Adviser may sell the Fund’s portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Fund
All investments have risks. The Fund is designed for long-term investors. You should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. The Fund cannot provide assurance that it will achieve its objective. Losing all or a portion of your investment is a risk of investing in the Fund. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following additional risks could affect the value of your investment. You should understand these risks before investing. The main risks of investing in the Fund are:

Common Stock Risk
Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions, leading to fluctuations in the Fund’s share price.

Fund Management Risk
Active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

Healthcare Sector Risk
To the extent the Fund invests a significant portion of its assets in the healthcare sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the healthcare sector. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

Industrials Sector Risk
To the extent that the Fund invests a significant portion of its assets in the industrials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector may be significantly affected by general economic trends, including such factors as import controls, commodity prices, and worldwide competition.

Information Technology Sector Risk
To the extent the Fund invests a significant portion of its assets in the information technology sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

Large-Cap Risk
Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges.

Minnesota/Upper Midwest Geographic Risk
The Adviser focuses generally on securities of companies that are located in the Upper Midwest region of the U.S. The Fund typically emphasizes companies located in Minnesota, in particular. The Fund may be impacted by events or conditions affecting the region to a greater extent than if the Fund invested in more geographically diverse investments. For example, political and economic conditions and changes in regulatory, tax or economic policy in a state or region could affect the economy or particular business operations of companies located in the state or region.

Recent Market Events Risk; General Market Events Risk
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Sector Emphasis Risk
To the extent the Fund emphasizes investments in a particular sector, the Fund will be subject to a greater degree of risks particular to that sector because companies in the sector may share common characteristics and may react similarly to market developments. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector.

Securities of Foreign Issuers and ADRs Risk
There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks, among others, include political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.

Small-Cap and Mid-Cap Securities Risk
Small-cap and mid-cap companies may have a shorter history of operations and be less diversified with respect to their product line. Stocks of these companies tend to be more volatile and less liquid than large company stocks.

Performance

Risk/Return Bar Chart and Table
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year over a 10-year period. Both the chart and the table assume that all distributions have been reinvested. The Fund is the successor to the Mairs & Power Growth Fund, a series of Mairs & Power Funds Trust (the Predecessor Growth Fund). The returns presented reflect the historical performance of the Predecessor Growth Fund for the periods from prior to April 29, 2022. The Fund has adopted the performance of the Predecessor Growth Fund as a result of a reorganization in which the Fund acquired all the assets and liabilities of the Predecessor Growth Fund (the Reorganization) which occurred on April 29, 2022. Prior to the Reorganization, the Fund had not commenced operations. The Predecessor Growth Fund had the same Adviser, investment objectives and strategies as the Fund. Visit the Fund’s website at www.mairsandpower.com, or call 800-304-7404 for current performance figures. Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Returns as of December 31

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarter	2nd Quarter, 2020	17.36%
Lowest Quarter	1st Quarter, 2020	-18.84%

Average Annual Total Returns
The following table shows how the Fund’s (and the Predecessor Growth Fund’s) average annual returns before and after taxes for one, five and ten years compare to those of the S&P 500® Total Return Index. The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Average Annual Total Returns (For the periods ended December 31, 2023)
	1 year	5 years	10 years
Return Before Taxes	27.70%	14.31%	10.15%
Return After Taxes on Distributions	26.98%	12.49%	8.41%
Return After Taxes on Distributions and Sale of Fund Shares	16.89%	11.23%	7.87%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

Management
The Fund employs Mairs & Power, Inc. to manage the Fund’s investment portfolio. The Fund’s portfolio managers are as follows:

Name/Primary Title with Fund	Primary Title with the Adviser	Tenure with the Fund	Tenure with the Adviser*
Andrew R. Adams, Lead Portfolio Manager	Chief Investment Officer	Lead Portfolio Manager of the Fund and the Predecessor Growth Fund since April 1, 2019; Co-Manager from 2015 to April 1, 2019	Since 2006
Peter J. Johnson, Co-Manager	Investment Manager	Co-Manager of the Fund and the Predecessor Growth Fund since April 1, 2019	Since 2010
*Tenure with the Adviser is the year each individual started employment with the Adviser and may not align with their primary title with the Adviser.

Purchase and Sale of Fund Shares
The minimum initial and subsequent investment amounts offered by the Fund are:

Type of Account	Minimum Investment	Subsequent Investment
Regular	$2,500	$100
IRA	$1,000	$100

You may purchase, exchange or redeem Fund shares directly through the Fund’s transfer agent by writing or calling:

Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 800-304-7404

Qualifying shareholders may also purchase, exchange or redeem Fund shares online at www.mairsandpower.com.

Fund transactions may be made on any day the New York Stock Exchange is open for business. Investors who wish to purchase or redeem Fund shares through a bank, broker-dealer, financial adviser or recordkeeper (Financial Intermediary) should contact the Financial Intermediary directly for information relating to the purchase or sale of Fund shares.

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MAIRS & POWER BALANCED FUND

Investment Objective
Mairs & Power Balanced Fund’s (the Fund) fundamental objective is to provide capital growth, current income and preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.71%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$73	$227	$395	$883

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.74% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in U.S. common stock and other securities convertible into common stock as well as fixed income securities such as corporate bonds and U.S. Government securities. The Fund may also invest in securities of foreign issuers which are listed on a U.S. stock exchange or are represented by American Depositary Receipts (ADRs). In selecting equity securities for the Fund, the Fund’s investment adviser, Mairs & Power, Inc. (the Adviser), gives preference to companies that exhibit the potential for above-average growth and durable competitive advantages at reasonable valuations. In the Adviser’s experience, these securities typically have strong returns on invested capital. The Adviser focuses generally on companies located in Minnesota and other states in the Upper Midwest region of the U.S. (which the Adviser considers to be the states of Illinois, Iowa, Minnesota, North Dakota, South Dakota and Wisconsin). The Adviser follows a multi-cap approach and the Fund invests in stocks of small-cap, mid-cap, and large-cap companies. The Adviser gives preference to higher rated investment-grade fixed income securities (rated Baa or better by Moody’s Investors Service or rated BBB or better by Standard & Poor’s). Lower rated convertible and non-convertible debt securities may be purchased if, in the opinion of the Adviser, the potential rewards outweigh the incremental risks. Lower rated debt securities may include debt securities rated below investment-grade (also known as “high yield” or “junk bonds”). The Fund may also invest up to 25% of its total assets in securities of foreign issuers which are listed on a U.S. stock exchange or are represented by ADRs. The Adviser seeks to keep the Fund’s assets reasonably fully invested, to maintain modest portfolio turnover rates and to moderate risk by investing in a diversified portfolio of equity and fixed income securities.

The Adviser may sell the Fund’s portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Fund
All investments have risks. The Fund is designed for long-term investors. You should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. The Fund cannot provide assurance that it will achieve its objective. Losing all or a portion of your investment is a risk of investing in the Fund. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following additional risks could affect the value of your investment, and are ordered alphabetically rather than by importance. You should understand these risks before investing. The main risks of investing in the Fund are:

Common Stock Risk
Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions, leading to fluctuations in the Fund’s share price.

Convertible Debt Securities Risk
Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the market risk of the underlying stock, interest rate risk and the credit risk of the issuer.

Debt Securities Rated Less than Investment-Grade Risk
These securities have a higher degree of credit risk than investment-grade securities. Companies that issue these lower rated securities (also known as “high yield” or “junk bonds”) are often highly leveraged and traditional methods of financing may not be available to them. Also, market values of lower rated securities may be more sensitive to developments which affect the individual issuer and to general economic conditions.

Fixed Income Risk
Risks related to fixed income investments include credit risk, interest rate risk, prepayment risk, extension risk and call risk, among others. Credit risk is the risk that the issuer of a debt security will fail to make interest and principal payments when due. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. For example, the market price of a debt security with a duration of four years would be expected to fall approximately 4% if interest rates rose by one percentage point immediately. Prepayment risk is the risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield. Extension risk is the risk that in times of rising interest rates, prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities, which fluctuate more widely in response to changes in interest rates than shorter term securities. Call risk is the risk that an issuer, especially during a period of falling interest rates, may call (redeem) a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Fund Management Risk
Active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

Government Obligations Risk
No assurance can be given that the U.S. Government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. Government. While the U.S. Government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so.

Large-Cap Risk
Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges.

Minnesota/Upper Midwest Geographic Risk
The Adviser focuses generally on securities of companies that are located in the Upper Midwest region of the U.S. The Fund typically emphasizes companies located in Minnesota, in particular. The Fund may be impacted by events or conditions affecting the region to a greater extent than if the Fund invested in more geographically diverse investments. For example, political and economic conditions and changes in regulatory, tax or economic policy in a state or region could affect the economy or particular business operations of companies located in the state or region.

Recent Market Events Risk; General Market Events Risk
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Securities of Foreign Issuers and ADRs Risk
There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks, among others, include political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.

Small-Cap and Mid-Cap Securities Risk
Small-cap and mid-cap companies may have a shorter history of operations and be less diversified with respect to their product line. Stocks of these companies tend to be more volatile and less liquid than large company stocks.

Performance

Risk/Return Bar Chart and Table
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year over a 10-year period. Both the chart and the table assume that all distributions have been reinvested. The Fund is the successor to the Mairs & Power Balanced Fund, a series of Mairs & Power Funds Trust (the Predecessor Balanced Fund). The returns presented reflect the historical performance of the Predecessor Balanced Fund for the periods prior to April 29, 2022. The Fund has adopted the performance of the Predecessor Balanced Fund as a result of a reorganization in which the Fund acquired all the assets and liabilities of the Predecessor Balanced Fund (the Reorganization) which occurred on April 29, 2022. Prior to the Reorganization, the Fund had not commenced operations. The Predecessor Balanced Fund had the same Adviser, investment objectives and strategies as the Fund. Visit the Fund’s website at www.mairsandpower.com, or call 800-304-7404 for current performance figures. Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Returns as of December 31

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarter	2nd Quarter, 2020	11.99%
Lowest Quarter	1st Quarter, 2020	-15.13%

Average Annual Total Returns
The following table shows how the Fund’s average annual returns before and after taxes for one, five and ten years compare to those of the Composite Index, the S&P 500® Total Return Index and the Bloomberg U.S. Government/Credit Bond Index. The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500® Total Return Index and 40% of the Bloomberg U.S. Government/Credit Bond Index.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Average Annual Total Returns (For the periods ended December 31, 2023)
	1 year	5 years	10 years
Return Before Taxes	13.39%	8.69%	6.83%
Return After Taxes on Distributions	12.22%	7.24%	5.56%
Return After Taxes on Distributions and Sale of Fund Shares	8.41%	6.62%	5.17%
Composite Index (reflects no deduction for fees, expenses or taxes)	17.76%	10.12%	8.16%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Bloomberg U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.72%	1.41%	1.97%

Management
The Fund employs Mairs & Power, Inc. to manage the Fund’s investment portfolio. The Fund’s portfolio managers are as follows:

Name/Primary Title with Fund	Primary Title with the Adviser	Tenure with the Fund	Tenure with the Adviser*
Kevin V. Earley, Lead Portfolio Manager	Investment Manager	Lead Portfolio Manager of the Fund and the Predecessor Balanced Fund since April 1, 2018; Co-Manager from 2015 to April 1, 2018	Since 2013
Robert W. Thompson, Co-Manager	Investment Manager	Co-Manager of the Fund and the Predecessor Balanced Fund since April 1, 2018	Since 2016
*Tenure with the Adviser is the year each individual started employment with the Adviser and may not align with their primary title with the Adviser.

Purchase and Sale of Fund Shares
The minimum initial and subsequent investment amounts offered by the Fund are:

Type of Account	Minimum Investment	Subsequent Investment
Regular	$2,500	$100
IRA	$1,000	$100

You may purchase, exchange or redeem Fund shares directly through the Fund’s transfer agent by writing or calling:

Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 800-304-7404

Qualifying shareholders may also purchase, exchange or redeem Fund shares online at www.mairsandpower.com.

Fund transactions may be made on any day the New York Stock Exchange is open for business. Investors who wish to purchase or redeem Fund shares through a bank, broker-dealer, financial adviser or recordkeeper (Financial Intermediary) should contact the Financial Intermediary directly for information relating to the purchase or sale of Fund shares.

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MAIRS & POWER SMALL CAP FUND

Investment Objective
Mairs & Power Small Cap Fund’s (the Fund) fundamental objective is to seek above-average, long-term appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held for 180 days or less)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.94%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$96	$300	$520	$1,155

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the
Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.05% of the average value of its portfolio.
Principal Investment Strategies
The Fund normally will invest at least 80% of its net assets (including borrowings for investment purposes) in U.S. common stocks issued by small-cap companies. For this purpose, small-cap companies are defined as companies whose market capitalization at the time of purchase is within the market capitalization range represented by companies in the S&P SmallCap 600® Total Return Index. The S&P SmallCap 600® Total Return Index is a widely used benchmark for small-cap performance and is rebalanced continuously. As of December 31, 2023, the market capitalization range for the S&P SmallCap 600® Total Return Index was approximately $433.2 million to $8.2 billion, but is expected to change frequently. The Fund also may invest in common stocks issued by companies with market capitalizations above the market capitalization range of the S&P SmallCap 600® Total Return Index only if, after the purchase is made, the Fund has at least 80% of its net assets invested in small-cap securities.

In selecting securities for the Fund, the Fund’s investment adviser, Mairs & Power, Inc. (the Adviser), gives preference to companies with attractive business niches, strong competitive positions, and the potential to grow revenues, earnings and cash flows consistently over the long-term. Capable management with a track record of prudent capital deployment is also an important consideration. The Adviser focuses generally on companies located in Minnesota and other states in the Upper Midwest region of the U.S. (which the Adviser considers to be the states of Illinois, Iowa, Minnesota, North Dakota, South Dakota and Wisconsin). The Fund may also invest up to 25% of its total assets in securities of foreign issuers which are listed on a U.S. stock exchange or are represented by American Depositary Receipts (ADRs). From time to time, the Fund may invest in initial public offerings (IPOs). The Fund may have significant investments in the industrials sector. The Adviser seeks to keep the Fund’s assets reasonably fully invested, to maintain modest portfolio turnover rates, and to moderate risk by investing in a diversified portfolio of equity securities.

The Adviser may sell the Fund’s portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Fund
All investments have risks. The Fund is designed for long-term investors. You should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. The Fund cannot provide assurance that it will achieve its objective. Losing all or a portion of your investment is a risk of investing in the Fund. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following additional risks could affect the value of your investment, and are ordered alphabetically rather than by importance. You should understand these risks before investing. The main risks of investing in the Fund are:

Common Stock Risk
Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions, leading to fluctuations in the Fund’s share price.

Fund Management Risk
Active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

Industrials Sector Risk
To the extent that the Fund invests a significant portion of its assets in the industrials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector may be significantly affected by general economic trends, including such factors as import controls, commodity prices, and worldwide competition.

Information Technology Sector Risk
To the extent the Fund invests a significant portion of its assets in the information technology sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

Initial Public Offering (IPO) Risk
The Fund may invest in initial public offerings by small-cap companies, which can involve greater risks than investments in companies which are already publicly traded. The companies which undergo IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. In addition, stock prices of IPOs can be highly unstable due to the absence of a prior public market and other factors.

Minnesota/Upper Midwest Geographic Risk
The Adviser focuses generally on securities of companies that are located in the Upper Midwest region of the U.S. The Fund typically emphasizes companies located in Minnesota in particular. The Fund may be impacted by events or conditions affecting the region to a greater extent than if the Fund invested in more geographically diverse investments. For example, political and economic conditions and changes in regulatory, tax or economic policy in a state or region could affect the economy or particular business operations of companies located in the state or region.

Recent Market Events Risk; General Market Events Risk
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Sector Emphasis Risk
To the extent the Fund emphasizes investments in a particular sector, the Fund will be subject to a greater degree of risks particular to that sector because companies in the sector may share common characteristics and may react similarly to market developments. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector.

Securities of Foreign Issuers and ADRs Risk
There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks, among others, include political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.

Small-Cap Securities Risk
Generally, companies with smaller market capitalizations have fewer shares traded daily, less liquidity, and greater price volatility than companies with larger market capitalizations. In addition, small-cap companies tend to have shorter track records, a more limited product or service base, more limited access to capital, and a greater possibility of failing. These factors increase the risk of investing in small-cap companies, as compared to mid-cap and large-cap companies.

Performance

Risk/Return Bar Chart and Table
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year over a 10-year period. Both the chart and the table assume that all distributions have been reinvested. The Fund is the successor to the Mairs & Power Small Cap Fund, a series of Mairs & Power Funds Trust (the Predecessor Small Cap Fund). The returns presented reflect the historical performance of the Predecessor Small Cap Fund for the periods prior to April 29, 2022. The Fund has adopted the performance of the Predecessor Small Cap Fund as a result of a reorganization in which the Fund acquired all the assets and liabilities of the Predecessor Small Cap Fund (the Reorganization) which occurred on April 29, 2022. Prior to the Reorganization, the Fund had not commenced operations. The Predecessor Small Cap Fund had the same Adviser, investment objectives and strategies as the Fund. Visit the Fund’s website at www.mairsandpower.com, or call 800-304-7404 for current performance figures. Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Return as of December 31

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarter	4th Quarter, 2020	27.06%
Lowest Quarter	1st Quarter, 2020	-29.16%

Average Annual Total Returns
The following table shows how the Fund’s (and the Predecessor Small Cap Fund’s) average annual returns before and after taxes for one year, five and ten years compare to those of the S&P SmallCap 600® Total Return Index. The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Average Annual Total Returns (For the periods ended December 31, 2023)
	1 year	5 years	10 years
Return Before Taxes	11.04%	9.67%	7.49%
Return After Taxes on Distributions	10.86%	8.65%	6.64%
Return After Taxes on Distributions and Sale of Fund Shares	6.66%	7.61%	5.94%
S&P SmallCap 600® Total Return Index (reflects no deduction for fees, expenses or taxes)	16.05%	11.03%	8.66%

Management
The Fund employs Mairs & Power, Inc. to manage the Fund’s investment portfolio. The Fund’s portfolio managers are as follows:

Name/Primary Title with Fund	Primary Title with the Adviser	Tenure with the Fund	Tenure with the Adviser*
Michael C. Marzolf, Lead Portfolio Manager	Investment Manager	Lead Portfolio Manager of the Fund since July 1, 2023; Co-Manager of the Fund and the Predecessor Small Cap Fund from January 1, 2022 to June 30, 2023	Since 2021
Andrew R. Adams, Co-Manager	Chief Investment Officer	Co-Manager of the Fund since July 1, 2023; Lead Portfolio Manager of the Fund and the Predecessor Small Cap Fund from August 20, 2021 to June 30, 2023; Co-Manager of the Predecessor Small Cap Fund from April 1, 2019 to August 20, 2021; Lead Portfolio Manager of the Predecessor Small Cap Fund from 2011 to April 1, 2019
Since 2006
Christopher D. Strom, Co-Manager	Investment Manager	Co-Manager of the Fund and the Predecessor Small Cap Fund since January 1, 2021	Since 2017
*Tenure with the Adviser is the year each individual started employment with the Adviser and may not align with their primary title with the Adviser.

Purchase and Sale of Fund Shares
The minimum initial and subsequent investment amounts offered by the Fund are:

Type of Account	Minimum Investment	Subsequent Investment
Regular	$2,500	$100
IRA	$1,000	$100

You may purchase, exchange or redeem Fund shares directly through the Fund’s transfer agent by writing or calling:

Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
P.O Box 701
Milwaukee, WI 53201-0701
Telephone: 800-304-7404

Qualifying shareholders may also purchase, exchange or redeem Fund shares online at www.mairsandpower.com.

Fund transactions may be made on any day the New York Stock Exchange is open for business. Investors who wish to purchase or redeem Fund shares through a bank, broker-dealer, financial adviser or recordkeeper (Financial Intermediary) should contact the Financial Intermediary directly for information relating to the purchase or sale of Fund shares.

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND DETAILS

MAIRS & POWER GROWTH FUND (GROWTH FUND)

Investment Objective
The fundamental objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation. This objective may not be changed without shareholder approval.

Implementation of Investment Objective
The Growth Fund’s strategy is to purchase quality growth-oriented stocks at reasonable valuation levels. The Adviser intends to hold these stocks for relatively long periods of time, generally at least one year, to allow the power of compounding to build returns for the Fund’s shareholders. However, sales are made from time to time in response to such factors as changing fundamentals and excessive valuation.

The Growth Fund invests primarily in U.S. common stocks. The Fund may also invest in ADRs and other foreign securities. In selecting securities for the Fund, the Adviser gives preference to companies that exhibit above-average growth and durable competitive advantages at reasonable valuations. In the Adviser’s experience, these securities typically have strong returns on invested capital. The Adviser measures above-average return on invested capital against the weighted average of the components of the S&P 500® Total Return Index.

A multi-cap approach is followed, and the Fund invests in stocks of small-cap, mid-cap, and large-cap companies. The Adviser believes that smaller capitalization companies provide somewhat higher returns over longer time frames. The Adviser focuses generally on companies located in Minnesota and other states in the Upper Midwest region of the U.S. (which the Adviser considers to be the states of Illinois, Iowa, Minnesota, North Dakota, South Dakota and Wisconsin). The Fund may have significant investments in the industrials, information technology and healthcare sectors. The Fund seeks to moderate risk by investing in a portfolio of equity securities that is diversified in terms of market capitalization, industry of the issuer and number of holdings.

The Growth Fund may invest up to 25% of its total assets in securities of foreign equity issuers, which are either listed on a U.S. stock exchange or represented by ADRs.

Assets in the Growth Fund are expected to be reasonably fully invested. Cash or cash equivalent investments (such as money market funds and other short-term investments) may be held from time to time to provide liquidity, to meet redemptions and to act as a reserve for future purchases.

Portfolio turnover is expected to be low when compared to other equity mutual funds. The Fund’s (and the Predecessor Growth Fund’s) portfolio turnover rates for the years ended December 31, 2023 and 2022 were 13.45% and 11.04%, respectively. An increase in portfolio changes may occur during periods of changing economic, market and political conditions, or as a result of purchases and redemptions. As a result, there could be a higher turnover rate, which could result in the realization of higher capital gains and losses.

Investment Process
The Adviser utilizes a bottom up, multi-cap approach in selecting equity securities for the Fund, focusing generally on stocks of companies headquartered in Minnesota and other states in the Upper Midwest. The Adviser evaluates company fundamentals when selecting individual stocks for the Fund rather than taking “market bets.” The Adviser’s Investment Committee monitors specific companies and industry trends and meets regularly to assess its findings. The Investment Committee seeks to identify strong companies with consistent, above-average growth. A “Durable Competitive Advantage” (DCA) analysis is performed on each company identified to assist the Investment Committee in evaluating that consistent, above-average growth is sustainable over the long-term. A DCA analysis, based on Porter’s Five Forces, evaluates the competitive rivalry between existing companies, bargaining power of buyers and suppliers, threat of substitute products and threat of new market entrants. When evaluating investment opportunities, the Adviser also considers whether environmental, social and/or corporate governance (ESG) factors are likely to have a material impact on a company’s long-term success (though ESG considerations are not necessarily determinative with respect to any particular investment decision and the Adviser does not apply exclusionary screens). As a bottom up fundamental investor, the Adviser includes ESG considerations as part of its overall investment-decision making process. The Adviser reviews ESG data sourced from third-

party data analytics platforms. In evaluating ESG data, the Adviser tends to focus on companies with high scores in notable material issues such as business ethics, carbon product and services, and product governance, among others. The Adviser looks for ESG outliers and utilizes the score as another data point when reviewing companies. The Investment Committee also evaluates the management and valuations of companies held by the Fund. Depending on a company’s valuation, positions may be added to, trimmed or eliminated. Lastly, the Investment Committee utilizes a quantitative model which emphasizes factors the Adviser believes reflect its investment philosophy such as a proprietary calculation of return on invested capital, earnings and free cash flow yield. The Adviser believes utilizing this quantitative tool enhances the investment strategy in identifying new purchase candidates as well as in portfolio positioning of existing holdings.

MAIRS & POWER BALANCED FUND (BALANCED FUND)

Investment Objective
The fundamental objective of the Balanced Fund is to provide capital growth, current income and preservation of capital. This objective may not be changed without shareholder approval.

Implementation of Investment Objective
The Balanced Fund’s equity strategy is to invest in companies that exhibit the potential for above-average growth and durable competitive advantages at reasonable valuations. In the Adviser’s experience, these securities typically have strong returns on invested capital. The Adviser measures above-average return on invested capital against the weighted average of the components of the S&P 500® Total Return Index. The Adviser focuses generally on companies located in Minnesota and other states of the Upper Midwest region of the U.S. (which the Adviser considers to be the states of Illinois, Iowa, Minnesota, North Dakota, South Dakota and Wisconsin). A multi-cap approach is followed and the Fund invests in stocks of small-cap, mid-cap, and large-cap companies. The Adviser intends to hold these stocks for relatively long periods of time, generally at least one year, to allow the power of compounding to build returns for the Fund’s shareholders. However, sales are made from time to time in response to such factors as changing fundamentals and excessive valuation. The Fund normally invests at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities.

The Balanced Fund also invests in fixed income investments, primarily including investment-grade U.S. Government obligations and corporate bonds. Although the Balanced Fund will invest primarily in higher rated investment-grade debt securities (rated Baa or better by Moody’s Investor Service or rated BBB or better by Standard & Poor’s), lower rated convertible and non-convertible debt securities may be purchased if, in the opinion of the Adviser, the potential rewards outweigh the incremental risks. Fixed income securities are generally held to maturity. Less than investment-grade debt securities sometimes are referred to as “high-yield” or “junk bonds.” Fixed income securities are selected based upon their credit quality and ability to provide regular, current income. Occasionally sales are made in response to factors such as changing fundamentals, investment strategy shifts and excessive valuation.

The Balanced Fund may invest up to 25% of its total assets in securities of foreign issuers, which are either listed on a U.S. stock exchange or represented by ADRs. The Fund seeks to moderate risk by investing in a portfolio of equity and fixed income securities that is diversified in terms of market capitalization, industry of the issuer and number of holdings.

Assets in the Balanced Fund are expected to be reasonably fully invested. Cash or cash equivalent investments (such as money market funds and other short-term investments) may be held from time to time to provide liquidity, to meet redemptions and act as a reserve for future purchases.

Portfolio turnover is expected to be low when compared to other balanced mutual funds. The Fund’s (and the Predecessor Balanced Fund’s) portfolio turnover rates for the years ended December 31, 2023 and 2022 were 11.74% and 9.68%, respectively. An increase in portfolio changes may occur during periods of changing economic, market and political conditions, or as a result of purchases and redemptions. As a result, there could be a higher turnover rate, which could result in the realization of higher capital gains and losses.

Investment Process
The Adviser utilizes a bottom up, multi-cap approach in selecting equity securities for the Fund, focusing generally on stocks of companies headquartered in Minnesota and other states in the Upper Midwest. The Adviser evaluates company fundamentals when selecting individual stocks for the Fund rather than taking “market bets.” The Adviser’s Investment

Committee monitors specific companies and industry trends and meets regularly to assess its findings. The Investment Committee seeks to identify strong companies with consistent, above-average growth. A “Durable Competitive Advantage” (DCA) analysis is performed on each company identified to assist the Investment Committee in evaluating that consistent, above-average growth is sustainable over the long-term. A DCA analysis, based on Porter’s Five Forces, evaluates the competitive rivalry between existing companies, bargaining power of buyers and suppliers, threat of substitute products and threat of new market entrants. When evaluating investment opportunities, the Adviser also considers whether environmental, social and/or corporate governance (ESG) factors are likely to have a material impact on a company’s long-term success (though ESG considerations are not necessarily determinative with respect to any particular investment decision and the Adviser does not apply exclusionary screens). As a bottom up fundamental investor, the Adviser includes ESG considerations as part of its overall investment-decision making process. The Adviser reviews ESG data sourced from third-party data analytics platforms. In evaluating ESG data, the Adviser tends to focus on companies with high scores in notable material issues such as business ethics, carbon product and services, and product governance, among others. The Adviser looks for ESG outliers and utilizes the score as another data point when reviewing companies. The Investment Committee also evaluates the management and valuations of companies held by the Fund. Depending on a company’s valuation, positions may be added to, trimmed or eliminated. Lastly, the Investment Committee utilizes a quantitative model which emphasizes factors the Adviser believes reflect its investment philosophy such as a proprietary calculation of return on invested capital, earnings and free cash flow yield. The Adviser believes utilizing this quantitative tool enhances its investment strategy in identifying new purchase candidates as well as in portfolio positioning of existing holdings.

The Adviser conducts fundamental analysis on the issuer prior to purchasing debt securities. The Adviser focuses on companies with strong balance sheets or substantial tangible assets. The Adviser looks for stable credit trends and monitors credit quality over the life of the security. The Adviser generally builds a laddered portfolio, considering maturity date ranges and applicable coupons, and will swap debt securities if they become rich in price or are declining dramatically in credit quality. The Adviser considers duration relative to interest rate movement. While the Adviser does not market time, it will purchase new bonds with longer or shorter maturities based on the interest rate outlook.

MAIRS & POWER SMALL CAP FUND (SMALL CAP FUND)

Investment Objective
The fundamental objective of the Small Cap Fund is to seek above-average, long-term appreciation. This objective may not be changed without shareholder approval.

Implementation of Investment Objective
The Small Cap Fund normally will invest at least 80% of its net assets (including borrowings for investment purposes) in common stocks issued by small-cap companies. For this purpose, small-cap companies are defined as companies whose market capitalization at the time of purchase is within the market capitalization range represented by the companies in the S&P SmallCap 600® Total Return Index. The S&P SmallCap 600® Total Return Index is a widely used benchmark for small-cap performance and is rebalanced continuously as additions and deletions of companies are made in response to corporate actions and market developments. As of December 31, 2023, the market capitalization range for the S&P SmallCap 600® Total Return Index was approximately $433.2 million to $8.2 billion, but is expected to change frequently. The Adviser focuses generally on companies located in Minnesota and other states in the Upper Midwest region of the U.S. (which the Adviser considers to be the states of Illinois, Iowa, Minnesota, North Dakota, South Dakota and Wisconsin). The Small Cap Fund will not change its policy of normally investing at least 80% of its net assets in small-cap stocks unless it provides shareholders with at least 60 days prior notice of the change.

In selecting securities for the Fund, the Adviser gives preference to companies with attractive business niches, strong competitive positions and the potential to grow revenues, earnings and cash flows consistently over the long-term. Capable management with a track record of prudent capital deployment is also an important consideration. The Fund may have significant investments in the industrials sector. The Adviser seeks to moderate risk by investing in a portfolio of equity securities that is diversified in terms of industry of the issuer as well as number of holdings.

The Small Cap Fund may invest up to 25% of its total assets in securities of foreign equity issuers, which are either listed on a U.S. stock exchange or represented by ADRs. From time to time, the Fund may invest in IPOs.

Assets in the Small Cap Fund are expected to be reasonably fully invested. Cash or cash equivalent investments (such as money market funds and other short-term investments) may be held from time to time to provide liquidity, to meet redemptions and to act as a reserve for future purchases.

Portfolio turnover is expected to be low when compared to other small-cap mutual funds. The Fund’s (and the Predecessor Small Cap Fund’s) portfolio turnover rates for the periods ended December 31, 2023 and 2022 were 19.05% and 19.81%, respectively. An increase in portfolio changes may occur during periods of changing economic, market and political conditions, or as a result of purchases and redemptions. As a result, there could be a higher turnover rate, which could result in the realization of higher capital gains and losses.

Investment Process
The Adviser utilizes a bottom up approach in selecting equity securities for the Fund, focusing generally on stocks of companies headquartered in Minnesota and other states in the Upper Midwest. The Adviser evaluates company fundamentals when selecting individual stocks for the Fund rather than taking “market bets.” The Adviser uses fundamental analysis to determine competitive position, long-term growth rates, risk characteristics, price targets and portfolio positions. As a result, stock selection generally drives relative portfolio performance. When evaluating investment opportunities, the Adviser also considers whether environmental, social and/or corporate governance (ESG) factors are likely to have a material impact on a company’s long-term success (though ESG considerations are not necessarily determinative with respect to any particular investment decision and the Adviser does not apply exclusionary screens). As a bottom up fundamental investor, the Adviser includes ESG considerations as part of its overall investment-decision making process. The Adviser reviews ESG data sourced from third-party data analytics platforms. In evaluating ESG data, the Adviser tends to focus on companies with high scores in notable material issues such as business ethics, carbon product and services, and product governance, among others. The Adviser looks for ESG outliers and utilizes the score as another data point when reviewing companies. The Adviser’s risk assessment emphasizes the operating leverage and financial leverage of the underlying company and is not simply based on historical price volatility. The Small Cap Investment Committee meets regularly to monitor economic, industry and company issues. Depending on a company’s valuation, positions may be added to, trimmed or eliminated.

TEMPORARY DEFENSIVE POLICIES – ALL FUNDS
In order to respond to adverse market, economic, political or other conditions, each Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or cash equivalents, such as money market funds and other short-term investments. A Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

INVESTMENT LIMITATIONS – ALL FUNDS
A detailed description of each Fund’s investment limitations is contained in the Statement of Additional Information (SAI). Some limitations are fundamental policies, which mean they cannot be changed without the approval of a majority of a Fund’s shareholders, as defined in the SAI. The percentage limitations set forth under “Implementation of Investment Objective” are measured at the time of investment.

DISCLOSURE OF PORTFOLIO HOLDINGS – ALL FUNDS
A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI and on the Funds’ website. A complete list of each Fund’s holdings is available on or about 15 days after each quarter-end at www.mairsandpower.com. This list remains available on the website until it is replaced with the following quarter-end list. The portfolio holdings list is also filed in the Funds’ annual and semi-annual reports to shareholders filed with the SEC on Form N-CSR and on Form N-PORT following the end of each quarter. Form N-CSR and the public portion of Form N-PORT may be viewed on the SEC’s website at www.sec.gov.

ReFlow Liquidity Program
The Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow provides participating mutual funds (including each Fund) with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of a Fund’s shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s or the Adviser’s discretion. While ReFlow holds a Fund’s shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow’s purchases of a Fund’s shares through the liquidity program are made on an investment-blind basis without regard to a Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will not be subject to the Funds’ investment minimums, the Small Cap Fund’s redemption fee, or the limitations noted in Frequent Purchases and Redemptions of Fund Shares beginning on page 34 of the Funds’ prospectus. ReFlow will periodically redeem its entire share position in a Fund and request that such redemption be met in-kind in accordance with the Funds’ redemption in-kind policies described under “Redemptions In-Kind,” below. The Board has approved the Funds’ use of the ReFlow program. The Adviser believes that the program may assist in stabilizing each Fund’s net assets, to the benefit of the Fund and its shareholders, although there is no guarantee that the program will do so. To the extent that the Funds’ assets do not decline, the Adviser may also benefit.

RISKS
All investments have risks. Each Fund is designed for long-term investors. You should be prepared to accept fluctuations in portfolio value as a Fund seeks to achieve its investment objective. A Fund cannot provide assurance that it will achieve its objective. Loss of money is a risk of investing in the Funds. The main risks of investing in the Funds are:

	Growth Fund	Balanced Fund	Small Cap Fund
Common Stock Risk	X	X	X

	Growth Fund	Balanced Fund	Small Cap Fund
Convertible Debt Securities Risk		X
Debt Securities Rated Less Than Investment-Grade Risk		X
Fixed Income Risk		X
Fund Management Risk	X	X	X
Government Obligations Risk		X
Healthcare Sector Risk	X
Industrials Sector Risk	X		X
Information Technology Sector Risk	X		X
Initial Public Offering (IPO) Risk			X
Large-Cap Risk	X	X
Minnesota/Upper Midwest Geographic Risk	X	X	X
Recent Market Events Risk; General Market Events Risk	X	X	X
Sector Emphasis Risk	X		X
Securities of Foreign Issuers and ADRs Risk	X	X	X
Small-Cap Securities Risk			X
Small-Cap and Mid-Cap Securities Risk	X	X

Common Stock Risk
Common stocks held by the Funds will fluctuate in value based on the earnings of the company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Convertible Debt Securities Risk
Convertible securities are fixed income securities which may be converted at a stated price within a specified period of time into a certain quantity of equity securities of the same or a different issuer.  The value of the convertible security may be exposed to the market risk of the underlying stock as well as interest rate risk and the credit risk of the issuer.  Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not.

Debt Securities Rated Less than Investment-Grade Risk
To the extent that a Fund invests in convertible and non-convertible debt securities which are rated less than investment-grade (also known as “high yield” or “junk bonds”), it will undertake a higher degree of credit risk than is associated with higher rated debt securities. Companies that issue these lower rated securities are often highly leveraged and may not have more traditional methods of financing available to them. In addition, the market values of lower rated securities may be more sensitive to developments which affect the individual issuer and to general economic conditions than the market values of higher rated securities.

Fixed Income Risk
Risks related to fixed income investments include credit risk, interest rate risk, maturity risk, and call risk, among others. Credit risk is the risk that the issuer of a debt security will fail to make interest and principal payments when due. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. For example, the market price of a debt security with a duration of four years would be expected to fall approximately 4% if interest rates rose by one percentage point immediately. Prepayment risk is the risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield. Extension risk is the risk that in times of rising interest rates, prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities, which fluctuate more widely in response to changes in interest rates than shorter term securities. Maturity risk is the risk that longer term securities may result in greater price fluctuations for the Fund as they are more sensitive to interest rate changes than shorter term securities. Call risk is the risk that an issuer, especially during a period of falling interest rates, may call (redeem) a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Fund Management Risk
Each Fund’s performance depends on the active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective. A Fund could underperform compared to other mutual funds having similar investment objectives.

Government Obligations Risk
No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. Government. While the U.S. Government provides financial support to various U.S. Government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so.

Healthcare Sector Risk
To the extent the Fund invests a significant portion of its assets in the healthcare sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the healthcare sector. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Industrials Sector Risk
To the extent that a Fund invests a significant portion of its assets in the industrials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction. The industrials sector may be significantly affected by general economic trends, including such factors as import controls, commodity prices, and worldwide competition.

Information Technology Sector Risk
Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of a Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Initial Public Offering (IPO) Risk
By virtue of its size and institutional nature, the Adviser may have greater access to IPOs than individual investors. To the extent that a Fund invests in IPOs, a Fund may be exposed to a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and subject to uncertain substantial dilution of the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Large-Cap Risk
Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges.

Minnesota/Upper Midwest Geographic Risk
The Adviser focuses generally on securities of companies that are located in the Upper Midwest region of the U.S., which the Adviser considers to be the states of Illinois, Iowa, Minnesota, North Dakota, South Dakota and Wisconsin. The Funds typically emphasize companies located in Minnesota, in particular. As a result, a Fund may be impacted by events or conditions affecting the region to a greater extent than if the Fund invested in more geographically diverse investments. For example, political and economic conditions and changes in regulatory, tax or economic policy in a state or region could affect the economy or particular business operations of companies located in the state or region. In addition, a natural or other disaster could adversely affect companies located in the state or region.

Recent Market Events Risk; General Market Events Risk
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of a Fund.

Additionally, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

Sector Emphasis Risk
To the extent a Fund emphasizes investments in a particular sector, the Fund will be subject to a greater degree of risks particular to that sector because companies in the sector may share common characteristics and may react similarly to market developments. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector.

Securities of Foreign Issuers and ADRs Risk
To the extent that a Fund invests in securities of foreign issuers which are listed on a U.S. stock exchange or represented by ADRs, it will undertake certain risks which are not associated with investments in domestic securities. These risks, among others, include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.

Small-Cap Securities Risk
Generally, companies with smaller market capitalizations have fewer shares traded daily, less liquidity, and greater price volatility than companies with larger market capitalizations. In addition, small-cap companies tend to have shorter track records, a more limited product or service base, more limited access to capital, and a greater possibility of failing. These factors increase the risk of investing in small-cap companies, as compared to mid-cap and large-cap companies.

Small-Cap and Mid-Cap Securities Risk
Small-cap to mid-cap companies often have a shorter history of operations, as compared to larger sized companies, and may be less diversified with respect to their product line. Stocks of these companies tend to be more volatile and less liquid than stocks of large companies.

MANAGEMENT AND ORGANIZATION OF THE FUNDS

Investment Adviser
The Funds employ the Adviser to manage the Funds’ investment portfolios. The investment management fee paid to the Adviser by the Growth Fund is computed at an annual rate of 0.60% of the Growth Fund’s average daily net assets up to $2.5 billion and 0.50% of average daily net assets in excess of $2.5 billion. The investment management fee paid to the Adviser by the Balanced Fund is computed at the annual rate of 0.60% of the Balanced Fund’s average daily net assets. The investment management fee paid to the Adviser by the Small Cap Fund is computed at the annual rate of 0.80% of the Small Cap Fund’s average daily net assets. Prior to the Reorganizations, the Adviser had entered into an agreement for investment counsel service with Mairs & Power Funds Trust, on behalf of each of the Predecessor Growth Fund, Predecessor Balanced Fund and Predecessor Small Cap Fund (each, a Predecessor Fund, and together, the Predecessor Funds) pursuant to which each Predecessor Fund paid the Adviser the same investment management fee as it receives from the corresponding Fund under the current investment advisory agreement between the Adviser and the Trust.

For the fiscal year ended December 31, 2023, the Growth Fund, Balanced Fund and Small Cap Fund paid the Adviser an aggregate investment management fee of 0.55%, 0.60%, and 0.80%, respectively, of each Fund’s average daily net assets.

Under the investment advisory agreement, the Adviser has agreed to reimburse the Growth Fund or Balanced Fund in the event that the total expenses incurred by either Fund in any fiscal year, excluding interest, taxes, brokerage commissions and extraordinary litigation costs, but including payments to the Adviser, shall exceed 1.50% of the first $30 million dollars and 1.00% of the balance of the average value of the net assets of the Fund during such fiscal year, based upon computations of such value made as of the close of business on the last valuation day of each month during such fiscal year. Any amounts waived or reimbursed by the Adviser pursuant to the investment advisory agreement may not be recouped.

The Adviser has managed mutual funds since 1958 and has provided investment counsel services since 1931. As of December 31, 2023, the Adviser had approximately $10.9 billion in assets under management. The Adviser is located at 30 East 7th Street, Suite 2500, St. Paul, Minnesota, 55101-1363.

A discussion regarding the basis for the approval by the Trust’s Board of Trustees (the “Board”) of the investment advisory contract for the Growth Fund, Balanced Fund and Small Cap Fund is included in the annual report to shareholders for the year ended December 31, 2023.

The Adviser also serves as investment adviser to the Mairs & Power Minnesota Municipal Bond ETF, which is currently offered in a separate prospectus and SAI.

Portfolio Managers
Andrew R. Adams joined the Adviser in 2006 and has served as Executive Vice President since 2016 and Chief Investment Officer since 2018. He previously served as Vice President and Investment Manager since joining the Adviser. Mr. Adams has been primarily responsible for the day-to-day management of the Growth Fund and Predecessor Growth Fund as Lead Portfolio Manager since April 1, 2019. Prior to such date, he was Co-Manager of the Growth Fund from 2015. Mr. Adams has served as Co-Manager of the Small Cap Fund since July 1, 2023. Prior to such date, he served as Lead Portfolio Manager of the Small Cap Fund and Predecessor Small Cap Fund from August 20, 2021 to June 30, 2023, served as Co-Manager of the
Predecessor Small Cap Fund from April 1, 2019 until August 20, 2021, and served as Lead Portfolio Manager of the Predecessor Small Cap Fund from its inception in 2011 to April 1, 2019. Mr. Adams began his career in
1997 as a securities analyst with Advantus Capital Management (now Securian Asset Management) where he also served as an investment officer prior to his departure in 2003. Before joining the Adviser, Mr. Adams worked as a portfolio manager at U.S. Bancorp Asset Management (now Nuveen Asset Management) in Minneapolis, where he co-managed a small-cap blend mutual fund. Mr. Adams earned a BBA from the
University of Wisconsin, Madison in finance and mathematics. He then earned an MS degree in finance, also from the University of Wisconsin, Madison, where he participated in the Applied Security Analysis Program. Mr. Adams is a CFA charterholder as well as a Chartered Investment Counselor.

Peter J. Johnson joined the Adviser in 2010 and has served as Vice President and Investment Manager since 2014. He previously served as Assistant Vice President and Analyst prior to 2014. Mr. Johnson has served as Co-Manager of the Growth Fund and Predecessor Growth Fund since April 1, 2019. Mr. Johnson began his career as an equity analyst with Ulland Investment Advisors in 2003. He also worked as an equity analyst intern for the State of Wisconsin Investment Board in Madison, WI prior to joining the Adviser. Mr. Johnson earned a BA from Carleton College in Northfield, MN and went on to graduate with an MBA – Applied Security Analysis Program from the University of Wisconsin, Madison. Mr. Johnson is a CFA charterholder.

Kevin V. Earley joined the Adviser in 2013 and has served as Vice President and Investment Manager since joining the Adviser. Mr. Earley has been primarily responsible for the day-to-day management of the Balanced Fund and Predecessor Balanced Fund as Lead Portfolio Manager since April 1, 2018. Prior to such date, he was Co-Manager of the Predecessor Balanced Fund since January 1, 2015. Mr. Earley began his investment career as an equity research analyst with First American Funds Advisors, later becoming a portfolio manager as part of that firm’s mid- to large-value team. In recent years, Mr. Earley had co-managed two mutual funds at Nuveen Asset Management. Mr. Earley earned a BS in Finance from Santa Clara University and then earned his MBA with a concentration in finance from the University of Minnesota, Carlson School of Management. Mr. Earley is a CFA charterholder as well as a Chartered Investment Counselor.

Robert (Bob) W. Thompson joined the Adviser in 2016 and has served as Investment Manager since August 28, 2023. He previously served as Director of Fixed Income from July 2019 to August 2023. He previously served as Vice President and Fixed Income Portfolio

Manager since fall of 2016. He previously served as Assistant Vice President since joining the Adviser. Mr. Thompson has served as Co- Manager of the Balanced Fund and Predecessor Balanced Fund since April 1, 2018. Prior to joining the Adviser, Mr. Thompson was Vice President, Corporate Bonds at Advantus Capital Management (now Securian Asset Management), in St. Paul, MN from 2003 to 2016 and before that he worked for Lutheran Brotherhood (now Thrivent Financial). Mr. Thompson earned a Bachelor of Accountancy from the University of North Dakota and a MBA in Finance from the University of Minnesota, Carlson School of Management. Mr. Thompson is a CFA charterholder and a Certified Public Accountant (inactive).

Christopher D. Strom joined the Adviser in 2017 and has served as Vice President and Investment Manager of the Adviser since January 1, 2021. Mr. Strom has served as Co-Manager of the Small Cap Fund and Predecessor Small Cap Fund since January 1, 2021. He previously served as Assistant Vice President and Equity Analyst since joining the Adviser. Prior to joining the Adviser, Mr. Strom was an analyst at Zuckerman Investment Group in Chicago, IL from 2010 to 2017 and, before that, he worked for Wells Fargo Investments and Riversource Investments (now Ameriprise). Mr. Strom earned a Bachelor of Business Administration from the University of Minnesota-Duluth and an MBA – Applied Security Analysis Program from the University of Wisconsin-Madison. Mr. Strom is a CFA charterholder.

Michael C. Marzolf joined the Adviser in December 2021 and serves as Vice President and Investment Manager of the Adviser. Mr. Marzolf has been primarily responsible for the day-to-day management of the Small Cap Fund as Lead Portfolio Manager since July 1, 2023. Prior to such date, he was Co-Manager of the Small Cap Fund and Predecessor Small Cap Fund from January 2022 to July 2023. He previously served as Vice President of Research and Investment Manager at Sit Investment Associates, Inc. from 2016 to December 2021 and, before that, he worked for Ameriprise/Columbia Management. Mr. Marzolf earned a Bachelor of Science degree in accounting from the University of St. Thomas.

Additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Funds that they manage is available in the Funds’ SAI.

SHAREHOLDER INFORMATION

Pricing of Fund Shares
Each Fund’s share price, also called its net asset value or NAV, is calculated once daily, after the close of trading on the New York Stock Exchange (NYSE), generally 3:00 p.m. Central Time, on each day the NYSE is open for trading. As a result, shares of the Funds will not be priced on the days on which the NYSE is closed, generally weekends and national holidays. The NYSE may also be closed on national days of mourning, due to natural disaster or other extraordinary events or emergencies. Foreign securities held by the Funds may trade on weekends or other days when a Fund does not calculate its NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be purchased or sold. The NAV is calculated by adding up the total assets (investments, receivables and other assets) of a Fund, subtracting all of its liabilities (accrued expenses and other liabilities) and then dividing by the total number of Fund shares outstanding.

Security Valuations
Security valuations for each Fund’s investments are furnished by independent pricing services that have been approved by the Board. Investments in listed equity securities are valued at the last quoted sale price on the securities exchange on which such securities are principally traded or at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market are valued at the last sale price at the close of the over-counter market. Debt obligations are valued at the mean in accordance with prices supplied by an independent pricing service. Pricing service prices for debt obligations are based on various evaluative and matrix-based methodologies and models that use market inputs such as market transactions, dealer quotations, benchmark yields and issuer, industry and economic events. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings.

When market quotations are not readily available or deemed unreliable, a security or other asset, is valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the Adviser’s fair value policy procedures, subject to oversight by the Board. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, a Fund will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.

How to Purchase Fund Shares
If the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) or an authorized Financial Intermediary receives your request in good order before the close of trading of the NYSE, generally 3:00 p.m. Central Time, your transactions will be priced at that day’s NAV. If your request is received after that time, it will be priced at the next business day’s NAV. The Funds are offered on a no-load basis. You will not pay sales charges or Rule 12b-1 distribution fees.

To open and maintain a Direct Account	To add to a Direct Account
Minimum Investment: Regular Account - $2,500 IRA - $1,000	Minimum Subsequent Investment: $100
By Internet www.mairsandpower.com	Go to www.mairsandpower.com and click on “My Fund Account” located on the home page. Then click on “Register” in the “New User” Box. To open an account, you will need to provide your social security number, your bank’s ABA (American Bank Association) number, your bank account number, your mailing address, your residential address and your email address.	Current shareholders can visit the Funds’ website and log in to “My Fund Account” to make subsequent investments directly from your pre-established bank account or exchange from another Mairs & Power Fund account with the same registration. The shareholder portal now requires dual authentication when first logging in to the portal. You will be required to enter your account information, including account number.

To open and maintain a Direct Account	To add to a Direct Account
By Mail
Regular Mail:
Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Express, Certified or Registered Mail
Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
3rd Floor, 615 East Michigan Street
Milwaukee, WI 53202-0701

Complete and sign the New Account Application or IRA Application with a check for investment. To transfer or rollover from another eligible retirement plan, use the IRA Transfer Form.

Call 800-304-7404 or visit the Funds’ website at www.mairsandpower.com to obtain the appropriate forms.
Current shareholders can mail your check with an Invest-By-Mail form detached from your statement or download “Additional Investment Form” from www.mairsandpower.com.
Make your check payable to Mairs & Power Funds. All checks must be made in U.S. dollars and drawn on U.S. banks, savings and loan or credit unions.

Important note: The Funds will not accept payments in the form of cash, cash equivalent instruments, money orders, third party checks, credit card checks, traveler’s checks, starter checks, bank checks, convenience checks, checks drawn against a line of credit or any conditional order or payment.

By Telephone 800-304-7404 Shareholder Services: Monday – Friday 8:00 a.m. – 7:00 p.m. CT	Current shareholders may call Shareholder Services to open an additional account or by exchanging shares from an existing Mairs & Power Funds account into a new account with the same registration.

New shareholders may not open an account by telephone at this time.
Subsequent investments may be made by telephone after your account has been open for 7 business days, unless the telephone option is declined on the New Account Application or IRA Application.
By Wire
Wire to:
U.S. Bank, N.A.
ABA 07500 0022

Credit to:
U.S. Bancorp Fund Services, LLC
Account 112-952-137

Further credit to:
Mairs & Power Funds
[Fund Name]
[Shareholder Account Number]
[Shareholder Name/Registration]
Prior to making an initial investment by wire, a completed New Account Application or IRA Application must have been received by the Fund. Once an account number has been assigned, call 800-304-7404 to notify the Fund of your incoming wire transaction.	Call Shareholder Services at 800-304-7404 during business hours to notify the Funds of your incoming wire transaction.

To open and maintain a Direct Account	To add to a Direct Account
Automatically	For new accounts, you may set up this service by providing the required information in the Automatic Investment Plan (AIP) section on the New Account Application or IRA Application.

For current shareholders, you may establish this service by calling 800-304-7404 to request an Account Options Form or download the Form from the Mairs & Power Funds’ website at www.mairsandpower.com.

A fee of $25 will be charged against your account by the Transfer Agent any time a scheduled investment is rejected by your bank.

Telephone conversations may be recorded and monitored for verification, recordkeeping and quality assurance purposes.

Important Notes When Purchasing Fund Shares:

•The Funds may reject any request to purchase shares of a Fund for any reason. If your payment does not clear, your purchase will be canceled and a fee of $25 will be charged against your account by the Transfer Agent. If any loss is sustained by the Funds, this loss will also be charged against your account.

•When purchasing shares by internet, payment may only be made through an Automated Clearing House (ACH) debit of your bank account of record. Shares purchased online are limited to a maximum purchase of $100,000 at one time. Purchases above that amount must be made by wire or by mail, accompanied with a completed and signed account application. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions online. Online transactions are subject to the same purchase and redemption minimums and maximums as other transaction methods.

You should be aware that there may be delays, malfunctions or other inconveniences associated with online transactions. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

The Funds employ procedures to confirm that online transactions are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions online, you will need your account number, username and password. The Funds and their service providers will not be liable for any loss, liability, cost or expense for following instructions communicated online, including fraudulent or unauthorized instructions.

•When wiring monies, please contact Shareholder Services at 800-304-7404 to advise them of your intent to wire monies. This will ensure prompt and accurate credit upon receipt of your wire. Your bank must include the name of the Fund you are purchasing, your Mairs & Power Fund account number and your account registration so that monies can be correctly applied. Wired funds must be received prior to the close of trading on the NYSE, generally 3:00 p.m. Central Time, to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Wires cannot be sent on days when the Federal Reserve is closed (even if the Funds are open for business). This includes Columbus Day and Veterans’ Day. Wire orders to buy or sell shares that are placed on such days will be processed on the next day that both the Funds and the Federal Reserve are open.

•The Funds will not accept the following: applications that request a particular day or price for your transaction or any other special conditions, applications that omit your Social Security Number, Taxpayer Identification Number and/or the signatures of all account owners, applications received without payment, applications that would be considered disadvantageous to shareholders, applications from individuals who previously tried to purchase shares with a bad check, or applications that omit any information required to verify a shareholder’s identity under the USA PATRIOT Act. Once your purchase order is received and accepted by a Fund, you may not revoke or cancel the order.

•The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Deposit in the mail or with such other services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent or the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

•The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a New Account Application, you will be required to supply the Funds with information that will assist the Funds in verifying your identity. This includes your full name, date of birth, permanent street address (that is not a P.O. Box address) and your Social Security Number (or Taxpayer Identification Number). If you are opening an account in the name of a legal entity (e.g. a partnership, limited liability company, corporation, business trust, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of your legal entity prior to the opening of your account. The Funds may also ask for other identifying documents or information to verify the shareholder’s identity. Until such verification is made, the account will not be opened. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

•The Funds are available for purchase in the U.S., Guam, Puerto Rico and the U.S. Virgin Islands. The Funds generally do not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses or who are clients of the Adviser or its affiliates.  The Funds may not be sold to investors residing outside the U.S. and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

•The price you pay will be the NAV next determined after the Funds receive your purchase request in good order. Refer to the section entitled “Pricing of Fund Shares” for information regarding how a Fund’s share price for your purchase or redemption transaction is determined. Purchase orders received on a day the NYSE is open for trading and prior to the close of trading on that day will be valued as of the close of trading on that day. Purchase orders received after the close of trading on a day the NYSE is open for trading will be valued as of the close of trading on the next day the NYSE is open. Generally, the NYSE is closed on weekends and national holidays. Your purchase will have no sales charge or distribution fees included in the price of the Fund shares.

•For written requests, “good order” means your request includes the Fund name, your account number, the name(s) and address on your account, the amount of your transaction (in dollars or shares), signatures of all owners of the account exactly as they are registered on the account, signature guarantee, if required (see the section entitled “Shareholder Information – Signature Guarantee”), payment (check or wire) and any supporting legal documents for estates, trusts, guardianships, custodianships, corporate/institutional accounts, and pension and profit sharing plans that may be required.

•The Funds reserve the right to change the amount of the minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a Financial Intermediary. To the extent investments of individual investors are aggregated into an omnibus account established by a Financial Intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. For accounts sold through Financial Intermediaries, it is the responsibility of the Financial Intermediary to enforce compliance with investment minimums. The Funds may waive or lower investment minimums for investors who invest in the Funds through an asset-based fee program made available through a Financial Intermediary or invest in the Funds through a 401(k) or other retirement account.

•New accounts will automatically be provided with telephonic and online purchase, sale and exchange privileges, unless you decline those privileges on your account application.

•The Funds do not issue certificates representing shares purchased.

Purchases In-Kind
In certain circumstances, shares of the Funds may be purchased “in-kind” (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase are limited to securities traded on public securities markets or for which quoted bid and asked prices are available. In addition, the Funds will require, among other things, that the securities be valued in accordance with the Trust’s valuation procedures. Securities accepted by a Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance.
The shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Funds will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, permissible investments for a Fund as described in this Prospectus and satisfy any such other conditions as may be imposed by the Adviser or the Funds. A shareholder may recognize a gain or loss for federal income tax purposes on the securities transferred to the Fund. For further information regarding this form of payment, contact Shareholder Services (toll-free) at 800-304-7404.

How to Redeem or Exchange Fund Shares

If the Funds’ Transfer Agent or a Financial Intermediary receives your request in good order before the time as of which the Funds’ shares are priced, your transactions will be priced at that day’s NAV. If your request is received after that time, it will be priced at the next business day’s NAV.

To Redeem or Exchange a Direct Account
By Internet www.mairsandpower.com	Visit the Funds’ website at www.mairsandpower.com to redeem shares. For IRA shareholders, shares may not be redeemed online; however, you can visit the Funds’ website to obtain the IRA/Qualified Plan Distribution Request Form.

By Mail
Regular Mail:
Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Express, Certified or Registered Mail
Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
3rd Floor, 615 East Michigan Street
Milwaukee, WI 53202-0701
To redeem shares, visit the Funds’ website at www.mairsandpower.com and download, complete and mail in the Redemption Form for a taxable account or an IRA/Qualified Plan Distribution Request Form for an IRA account. Each non-systematic IRA redemption must indicate whether or not to withhold federal income taxes. Your request will generally be subject to 10% withholding if your written request fails to indicate an election not to have tax withheld. These forms can also be obtained by calling Shareholder Services at 800-304-7404.

Current shareholders may exchange shares into a new account with the same registration by providing written instructions. To exchange shares into an account with a different registration, you must provide the Transfer Agent with written instructions that include the Medallion guaranteed signature of all current account owners. See “Shareholder Information – Signature Guarantee”.

To Redeem or Exchange a Direct Account
By Telephone 800-304-7404 Shareholder Services: Monday – Friday 8:00 a.m. – 7:00 p.m. CT	You may call Shareholder Services during business hours to redeem or exchange shares. For taxable accounts, you can exchange shares from a Fund to open an account in another Fund or to add to an existing account with an identical registration. Shareholders wishing to redeem from their IRA account will be asked whether or not to withhold taxes from any distribution.
Automatically	The Funds offer ways to redeem shares automatically. Call Shareholder Services at 800-304-7404 or visit the Funds’ website at www.mairsandpower.com and request or download the Account Options Form or IRA/Qualified Plan Distribution Request to establish this service.

Telephone conversations may be recorded and monitored for verification, recordkeeping and quality assurance purposes.

Redemption Payment Methods
Once your redemption request is received, the Funds typically expect to pay your redemption proceeds within one to three business days regardless of the redemption payment method you choose and, in any event, no later than seven calendar days after receipt of a redemption request.

By Check. If you request your payment to be made to any person, address or bank account not on record, signature guarantees are required (see the section entitled “Shareholder Information – Signature Guarantee”). No interest will accrue on amounts represented by uncashed redemption checks.

By Wire. Shareholders requesting wire payments will incur a $15 wire fee. Redemption proceeds will only be wired to the bank account on record. If your bank account information is not on file, attach a voided check or deposit slip to your written request with signature guarantee (see the section entitled “Shareholder Information – Signature Guarantee”).

By ACH. Redemption proceeds may also be sent to your bank via electronic transfer through the ACH network, provided that your bank is a member. You can elect this option when opening your account. If your bank account information is not previously on file, attach a voided check or deposit slip to your written request with signature guarantee (see the section entitled “Shareholder Information – Signature Guarantee”). There is no charge for this service.

You may also redeem shares through an authorized Financial Intermediary. A fee may be charged to you by the financial intermediary for providing this service.

Important Notes When Redeeming Fund Shares:

•Your shares will be redeemed at the NAV computed by each Fund after the receipt of your redemption request in good order. The price you receive for your redemption of shares will be the NAV computed after the close of trading on the NYSE on that day, generally 3:00 p.m. Central Time. If your request for redemption of shares is received after the close of trading on that day, your redemption request will be valued as of the close of trading on the next day the NYSE is open.

•Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record.

•For written requests, “good order” means your request includes the Fund name, your account number, the name(s) and address on your account, the amount of your transaction (in dollars or shares), signatures of all owners of the account exactly as they are registered on the account, signature guarantee, if required (see the section entitled “Shareholder Information – Signature Guarantee”) and any supporting legal documents for estates, trusts, guardianships, custodianships, corporate/institutional accounts, and pension and profit sharing plans that may be required.
•Redemptions of shares in the Small Cap Fund may be subject to the redemption fee described in the section entitled “Redemption Fee (Small Cap Fund)” if the shares have been held for 180 days or less.

•Once your redemption order is received and accepted by a Fund, you may not revoke or cancel the order. The Funds cannot accept redemptions that request a particular day or price for your transaction or any other special conditions. The redemption value may be worth more or less than the price originally paid for the shares, and you may realize a gain or loss on redemption.

•The Funds reserve the right to close any non-IRAs in which the balance falls below a Fund’s minimum initial investment.

•The right of redemption may be suspended or the date of payment may be postponed by the Securities and Exchange Commission (SEC) for such a period as the SEC may permit, or by other state or federal regulations that may be applicable.

•If any portion of the shares you are redeeming represent an investment made by check or electronic funds transfer through the ACH network, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that your payment for the purchase has been collected. This may take up to 12 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Call Shareholder Services at 800-304-7404 if you have additional questions regarding redeeming shares.

•The Funds typically expect to use holdings of cash or cash equivalents and proceeds from the sales of portfolio assets to meet redemption requests. These methods may be used regularly and during distressed market conditions.

Redemptions In-Kind
Each Fund generally pays redemption proceeds in cash. However, the Funds reserve the right to pay redemption proceeds to you by a distribution of securities from a Fund’s portfolio that are traded on a public securities market or are otherwise considered highly liquid pursuant to the Funds’ policies (a “redemption in kind” or “Available Securities”). It is not expected that a Fund would do so except to meet redemption requests that represent a large percentage of a Fund’s net assets or when the Adviser determines that existing conditions make cash payments undesirable, including during periods of stressed market conditions. The policy would allow the distribution of securities if the total redemption request is the lesser of $250,000 or 1% of the net assets of the respective Fund, valued at the beginning of such period. If a Fund pays your redemption proceeds by a distribution of liquid securities, you could incur brokerage or other charges in subsequently converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. The securities delivered in a redemption in-kind transaction will be selected in the sole discretion of the Fund and will not necessarily be representative of the Fund’s entire portfolio. The Available Securities will be valued in the same manner that the Fund’s portfolio securities are valued for purposes of calculating the Fund’s NAV. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Important Notes When Exchanging Fund Shares:
You may exchange shares of identically registered accounts between the Mairs & Power Growth Fund, Balanced Fund and Small Cap Fund, provided that you meet each Fund’s minimum initial investment requirement. Before exchanging your shares, you should first carefully read the appropriate sections of the Prospectus for the new Fund and consider the tax consequences if yours is a taxable account. When you exchange shares, you are redeeming your shares in one Fund and buying shares of another Fund. Shares redeemed in an exchange transaction will be treated as a sale of the Fund’s shares and any gain (or loss) on the transaction may be reportable as a gain (or loss) on your federal income tax return. The taxable nature of an exchange generally does not apply to tax-deferred or other or other tax-advantaged accounts.

After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA) in order to remain open. The Funds reserve the right to terminate or materially modify the exchange privilege upon 60 days’ advance notice to shareholders. If you exchange shares in the Small Cap Fund you may be subject to the redemption fee described in the section entitled “Redemption Fee (Small Cap Fund).”

You may exchange Fund shares by calling Shareholder Services at 800-304-7404 prior to the close of trading on the NYSE, generally 3:00 p.m. Central Time on any day the NYSE is open for regular trading. The Funds’ Transfer Agent will charge a $5 fee for each telephone exchange. To exchange shares via mail, you may submit a signed letter of instruction. There is no charge to exchange shares via written request. Accounts held directly with the Funds may also exchange shares via the internet by visiting the Funds’ website at www.mairsandpower.com.

Important Information Regarding Telephone and Internet Transactions
By using the telephone or internet to purchase, exchange or sell shares, you agree to hold the Funds, the Transfer Agent and their respective trustees, directors, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with this option, provided reasonable procedures are used to confirm the genuineness of the instructions. These procedures include requiring some form of personal identification or personalized security codes, passwords or other information prior to acting upon the telephone or internet instructions and recording all telephone calls. Your ability to use the website and telephone for transactions is dependent on the systems and services provided by various third parties.  While the Funds and the Transfer Agent have established certain security procedures, the Funds and the Transfer Agent cannot guarantee that internet and telephone transactions will be completely secure. To help safeguard your account, keep your password confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. If your account has more than one owner, the Funds may rely on the instructions of any one account owner. Once a telephone or internet transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). Telephone trades must be received by or prior to market close to receive that day’s NAV. As a shareholder, you are eligible to use the telephone purchase option if (1) you submitted a voided check or savings deposit slip with which to establish bank instructions on your account, (2) your account has been open for 7 business days, and (3) you did not decline the telephone purchase option on your application when you opened the account. If you are unable to reach the Funds by telephone or internet you should send your instructions by regular or express mail. Please allow sufficient time to place your telephone transaction. Telephone conversations may be recorded and monitored for verification, recordkeeping and quality assurance purposes.

You can decline telephone and internet buy or sell privileges on your New Account Application. If you have telephone/online privileges on your account and want to discontinue them, please contact Shareholder Services at 800-304-7404 for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to Internet privileges.

Fund Transactions Through a Financial Intermediary
Shares of the Funds may be offered through Financial Intermediaries who are authorized by the Funds’ distributor to buy or sell shares of the Funds. When shares are purchased or redeemed through a Financial Intermediary, they will be treated as though the Fund had received the order for purposes of pricing. If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in the Prospectus. An investor transacting in Fund shares through a Financial Intermediary that is acting as an agent for the investor may be required by such Financial Intermediary to pay a separate commission and/or other forms of compensation to their Financial Intermediary. Such broker commissions are not reflected in each Fund’s fee table or expense examples. Ask your salesperson or visit your Financial Intermediary’s website for more information. From time to time, the Funds enter into arrangements with Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, sub-accounting, record-keeping or other administrative services on behalf of their clients who are shareholders of the Funds. The Funds and/or the Adviser make payments to certain Financial Intermediaries for such administrative services provided to clients who hold shares of a Fund through omnibus or networked accounts. Payments to Financial Intermediaries for such services, sometimes referred to as “sub-TA fees,” vary based on factors such as the type of intermediary, the types and level of services provided and the amount of assets or accounts held in a Fund. Sub-TA fees paid by the Funds are included in the total amount of “Other Expenses” in the “Fees and Expenses of the Fund” table.

The Adviser may also pay compensation from its own resources, and not as an additional charge to the Funds, to compensate a Financial Intermediary for distribution and marketing services. For example, the Adviser may compensate Financial Intermediaries for providing the Funds with “shelf space” or access to a third-party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.

The amount of these payments is determined from time to time by the Adviser and may differ among such Financial Intermediaries based upon one or more of the following factors: gross sales, current assets, the number of accounts of the Funds held by the Financial Intermediaries or other factors agreed to by the parties. The receipt of (or prospect of receiving) such compensation may provide the Financial Intermediary and its salespersons with an incentive to favor sales of a Fund’s shares over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from a Financial Intermediary.

Redemption Fee (Small Cap Fund)
Your redemption or exchange of shares of the Small Cap Fund may be subject to a 1.00% redemption fee on shares of the Small Cap Fund held for 180 days or less. The redemption fee is designed to protect long-term shareholders from the negative effects of short-term trading activity (also known as “market timing”) by other shareholders. Any redemption fees will be deducted from redemption proceeds and paid directly to the Small Cap Fund to offset the costs of short-term trading. The redemption fee applies to shareholders who redeem or exchange their shares on or before the 180th day from the date of purchase.

For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first. The redemption fee does not apply to:

•shares acquired as a result of reinvesting distributions;
•shares redeemed in the case of death, disability or other hardship;
•shares purchased through certain omnibus accounts or retirement plans that do not have the operational capability to impose the fee;
•shares redeemed through the Systematic Withdrawal Plan;
•shares redeemed for accounts established as Coverdell Education Savings Accounts; or
•shares redeemed by a third-party investment adviser using an automatic rebalancing or asset allocation program.

In addition, the redemption fee may be waived in other limited circumstances deemed necessary by the Fund’s Chief Compliance Officer, in consultation with legal counsel, that do not indicate market-timing activity. Any waivers authorized by the Chief Compliance Officer must be reported to the Board.

How to Transfer Registration
If you request a change in your account registration, such as changing the name(s) on your account or transferring your shares to another person or legal entity, you must submit your request in writing. A signature guarantee is required (see the section entitled “Shareholder Information – Signature Guarantee”). Please call Shareholder Services at 800-304-7404 for full instructions.

Signature Guarantee
A signature guarantee helps protect against fraud and verifies the authenticity of your signature. Signature guarantees, from either a Medallion program member or a non-Medallion program member, will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (STAMP). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required when:

1.Redeeming shares if:
a.Payment requested is payable to or sent (either by check, wire or ACH) to any person, address or bank account not on record.
b.When a redemption request is received by the Transfer Agent and the account address, bank wire address, or bank ACH address has changed within the last 30 calendar days.
2.Transferring ownership of account or account name changes.

Certain non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

For joint accounts requiring a signature guarantee, each account owner’s signature must be separately guaranteed. The Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Funds reserve the right to waive any signature requirement at their discretion. Shareholders should contact Shareholder Services at 800-304-7404 with additional questions.

Income and Capital Gain Distributions
The Growth, Balanced and Small Cap Funds distribute substantially all of their net investment income to shareholders semi-annually, quarterly and annually, respectively. Net investment income distributions are normally made in June and December for the Growth Fund, in March, June, September and December for the Balanced Fund, and in December for the Small Cap Fund. Net capital gains, if any, are distributed to each Fund’s shareholders at least annually. Net investment income and net capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your New Account Application. You may change your net investment income and net capital gain distribution election in writing or by calling the Transfer Agent in advance of the next distribution.

Net investment income and net capital gain distributions that are not reinvested are paid to you by check or transmitted to your bank account via ACH. If the post office cannot deliver your check, or if your check remains uncashed for six months, each Fund reserves the right to reinvest your distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions in shares of the Fund. No interest will accrue on the amount represented by uncashed distribution checks.

If you are investing in an account that is not tax-deferred or otherwise tax-advantaged, it may be advantageous to buy shares after the Fund makes its distribution. When net investment income and net capital gain distributions are made, the value of each share is reduced by the amount of the distribution. If you purchase shares shortly before the payment of a distribution, you will pay the full price for the shares and then receive some of the price back as a taxable distribution, which may have negative tax consequences. To avoid this situation, check with the Funds for their distribution dates at www.mairsandpower.com or by calling 800-304-7404 before you invest.

Frequent Purchases and Redemptions of Fund Shares
The policy of the Funds is to discourage short-term trading. The Funds are intended for long-term investment purposes only and not for market timing or excessive trading. Market timing may be disadvantageous to the long‑term performance of the
Funds by disrupting portfolio management and increasing Fund expenses. The Board has adopted policies and procedures that are designed to discourage excessive, short‑term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performances.

The Funds may reject any purchase order by any investor that may be attributable to market timing or is otherwise excessive or potentially disruptive to the Funds. Purchase orders that are believed to be placed by market timers may be revoked or cancelled by the Funds on the next business day after receipt of the order. In such instances, notice will be given to the shareholder within five business days of the trade to freeze the account and temporarily suspend services. In addition, short-term trades in the Small Cap Fund may be subject to the 1.00% redemption fee, as discussed in the section entitled “Shareholder Information – Redemption Fee (Small Cap Fund).”

Although the Funds make efforts to monitor for market timing activities and will seek the assistance of Financial Intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by Financial Intermediaries because the Financial Intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds may require Financial Intermediaries to impose restrictions on the trading activity of accounts traded through those Financial Intermediaries (including prohibiting further transactions by such accounts), may require the Financial Intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account (although there can be no assurance that the Funds would do so). The Funds’ ability to impose restrictions for accounts traded through particular Financial Intermediaries may vary depending upon the systems’ capabilities, applicable contractual restrictions, and cooperation of those intermediaries. In some cases, the Funds may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Funds’ policy, when the Funds believe that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Funds. Due to operational requirements or limitations, Financial Intermediaries may use criteria and methods for tracking, applying or calculating the redemption fee that may differ from those used by the Small Cap Fund’s Transfer Agent. If you purchase shares of the Small Cap Fund through a Financial

Intermediary, you should contact your Financial Intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.

There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through Financial Intermediaries.

In most cases, the Funds will not make any exceptions to their short-term trading policy, nor will the Funds grant to any third-party permission to engage in short-term trading within the Funds.

Federal Income Taxes
The following discussion of certain current federal income tax matters is not intended to be a full discussion of income tax laws and their effect on you. Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. You should consult with your own tax advisor regarding the federal, state, local and foreign tax consequences of an investment in a Fund.

Each Fund’s distributions of investment company taxable income and net capital gain, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income taxes if held in a taxable account, and may be subject to state and local income taxes. If you hold your shares in a tax-deferred retirement account, you generally will not have to pay tax on distributions until a withdrawal is made from the account. Tax rules for these types of accounts are complex, and any questions you may have should be addressed with your own tax advisor.

For federal income tax purposes, each Fund’s distributions of investment company taxable income, which includes net short-term capital gains, are generally taxable to a Fund’s shareholders as ordinary income, and net capital gain distributions are taxable to a Fund’s shareholders as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the security that was sold. Non-corporate shareholders may benefit from favorable tax treatment related to “qualified dividend income.” If certain holding period requirements are satisfied, to the extent that a Fund’s distributions of investment company taxable income consist of “qualified dividend income,” such distributions are taxable to non-corporate shareholders at long-term capital gain rates. Subject to certain limitations, corporate shareholders may be eligible for the corporate dividends-received deduction with respect to the portion, if any, of a Fund’s distributions of investment company taxable income attributable to dividends received by the Fund directly or indirectly from U.S. corporations, if such Fund reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (NII) tax of 3.8%. The NII tax is imposed on the lesser of (i) the taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized on the sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this NII tax.

If you dispose of your Fund shares by redemption, exchange or sale, you will generally have a capital gain or loss. The amount of the gain or loss and the applicable rate of federal income tax will depend primarily upon the share purchase price, the amount realized on the sale, exchange or redemption, and the period of time you held the shares. Any loss arising from the sale, redemption or exchange of Fund shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. An exchange of any Mairs & Power Fund’s shares for shares of any other Mairs & Power Fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal, state and local income taxes. If you purchase Fund shares (including shares purchased through reinvestment of distributions) within thirty days before or after selling, redeeming or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption or exchange (this is otherwise known as a wash sale).

You will be sent Form 1099 indicating the tax treatment of any distributions made to you during the previous year no later than mid-February. The information is also reported to the Internal Revenue Service (IRS).

As with all mutual funds, a Fund may be required to withhold federal income tax (at the then-current federal backup withholding rate) on all taxable distributions or redemption proceeds payable to you if you fail to provide the Fund with your correct social security number or taxpayer identification number or fail to make required certifications, or if the Fund receives notification from the IRS requiring backup withholding. Backup withholding is not an additional tax, but a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your federal income tax liability.

Federal law requires that mutual fund companies report certain shareholders’ cost basis, gain/loss, and holding period to such shareholders and the IRS on Form 1099 when “covered” shares of the mutual funds are sold. Covered shares are generally any Fund shares acquired by certain shareholders on or after January 1, 2012.

The Funds have chosen average cost as their standing (default) cost basis method for all covered shares, which means this is the method the Funds will use to determine which specific covered shares are deemed to be sold, exchanged or redeemed when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold, exchanged or redeemed at one time. You may choose an alternate IRS-approved method other than a Fund’s standing method at the time of your purchase or upon the sale, exchange or redemption of covered shares. The cost basis method a shareholder elects may not be changed with respect to a sale, exchange or redemption of shares after the settlement date of the sale, exchange or redemption. Shareholders of a Fund should consult with their own tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of a Fund. Shareholders should consult their own tax advisors to determine the tax consequences of owning a Fund’s shares.

Other Shareholder Services
As a shareholder of the Funds, you will receive the following statements and reports:

•Confirmation Statements – Sent each time you buy, sell or exchange Fund shares. The statement will confirm the trade date and amount of your transaction.
•Account Statements – Sent semi-annually for the Growth Fund, quarterly for the Balanced Fund, and annually for the Small Cap Fund, detailing the net investment income and net capital gain distributions made by the Fund. In addition, the market value of your account at the close of the period will also appear on the statement.
•Compliance and Regulatory Reports – The prospectus, SAI, annual and semi-annual reports are available to shareholders via the method of delivery on their account.
•Tax Statements – IRS Form 1099 statements are sent in January or February and report the previous year’s net investment income and net capital gain distributions, proceeds from the sale of shares and distributions from IRAs or other retirement accounts. Other tax statements are mailed during the year as needed.

Transfer Agent Charges For Direct Shareholder Special Requests

1.$25 distribution fee for IRAs. Please see the Custodial Account Agreement for IRA & Coverdell Education Savings Accounts at www.mairsandpower.com for additional IRA related fees.
2.Statement requests will cost $5 per year requested per social security number (capped at $25). This fee applies to requests for statements older than the prior year.
As a shareholder of the Funds, the following services are available to you:

eDelivery Services
eDelivery is available to all direct shareholders. eDelivery provides your tax statements, account statements, trade confirmation statements, and compliance and regulatory reports online rather than by regular mail. In addition to reducing paper waste, eDelivery may reduce Fund fees by lowering printing and mailing costs over time. To receive materials electronically, please contact Shareholder Services at 800-304-7404 or visit www.mairsandpower.com to log in to your account and sign up for eDelivery. If you hold your Fund shares through a Financial Intermediary, please contact your Financial Intermediary regarding electronic delivery options.

Automated Telephone Services
Fund and shareholder account information is available 24 hours per day, seven days a week at 800-304-7404. You may obtain share prices and price changes for the Funds, your account balance and last two transactions, distribution information and duplicate account statements.

Funds’ Website
Information on the Funds is available at www.mairsandpower.com. The portal has new functionality including enhanced security to the log in process. Please note when you first log in to the new portal, you will be required to enter your account information, including account number. You will be prompted to setup a security code delivery, which will be your choice of email or text. On the site you can:

•View your account balances and recent transactions for shares held directly with the Funds;
•Purchase, exchange and sell Fund shares held directly with the Funds (for non-IRA accounts);
•Purchase and exchange Fund shares held directly with the Funds (for IRA accounts);
•View tax statements, account statements and confirmation statements for shares held directly with the Funds;
•Learn more about Mairs & Power’s investment style;
•Review objectives, strategies, characteristics and risks of the Funds;
•Review each Fund’s daily prices;
•Review portfolio holdings, proxy voting records and quarterly market commentaries; and
•Download the Funds’ prospectus, account applications, shareholder reports and other forms.
•Add or change bank information. For security purposes, this added or changed bank information cannot be used for 30 days, unless the redemption request is sent in writing with a signature guarantee;
•Change telephone numbers;
•Cancel pending trades, prior to the NYSE market close; and
•The Fund can send messages to shareholders.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate Summary Prospectuses, supplements, and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at 800-304-7404 to request individual copies of documents; if your shares are held through a Financial Intermediary, please contact them directly. Once notification to stop householding is received, the Funds will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds.  Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account.  If the Funds are unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent at 800-304-7404 (toll free) at least annually to ensure your account is active.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

INDEX DESCRIPTIONS

Bloomberg U.S. Government/Credit Bond Index
The Bloomberg U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

S&P 500® Total Return Index
The S&P 500® Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

S&P SmallCap 600® Total Return Index
The S&P SmallCap 600® Total Return Index is an index of small company stocks managed by Standard & Poor’s that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Composite Index
The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500® Total Return Index and 40% of the Bloomberg U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

Derivative Actions
Pursuant to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), and subject to the limitations disclosed in the Declaration of Trust, a Fund shareholder may only bring a derivative action if (i) the shareholder or shareholders make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed (as defined in the Declaration of Trust); (ii) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who hold at least 10% of the outstanding voting securities of the Trust, or 10% of the outstanding voting securities of the series or class to which such action relates, shall join in the request for the Board to commence such action; and (iii) the Board is afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The provision requiring at least 10% of the outstanding voting securities of the Trust, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board in the event that the Trustees determine not to bring such action, do not apply to claims brought under federal securities laws.

FINANCIAL HIGHLIGHTS

The Financial Highlights information presented for the Funds includes the financial history of the Predecessor Funds, which have been reorganized into the Funds. Prior to the Reorganizations, each Fund was a “shell” fund with no assets and had not commenced operations.

The financial highlights tables are intended to help you understand each Fund’s (and each Predecessor Fund’s) financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all distributions). This information as of and for the years ended December 31, 2022 and December 31, 2023 has been derived from the financial statements audited by Cohen & Company, Ltd. the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ 2023 annual report to shareholders, which is available upon request. The financial statements containing the financial highlights for each of the periods presented ended December 31, 2019 through December 31, 2021 were audited by the independent registered public accounting firm for the Predecessor Funds.

GROWTH FUND

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share
Net asset value, beginning of year	$118.00	$162.55	$136.08	$127.22	$106.45
Income from investment operations:
Net investment income	1.18(2)	1.02(2)	0.87	1.48	1.59
Net realized and unrealized gain (loss)	31.41	(35.15)	38.82	19.37	28.59
Total from investment operations	32.59	(34.13)	39.69	20.85	30.18
Distributions to shareholders from:
Net investment income	(1.22)	(1.01)	(0.91)	(1.45)	(1.58)
Net realized gains on investments sold	(2.22)	(9.41)	(12.31)	(10.54)	(7.83)
Total distributions	(3.44)	(10.42)	(13.22)	(11.99)	(9.41)
Net asset value, end of year	$147.15	$118.00	$162.55	$136.08	$127.22
Total investment return (loss)	27.70%	(21.07%)	29.27%	16.67%	28.39%
Net assets, end of year, in thousands	$5,019,568	$4,336,486	$5,950,161	$4,858,189	$4,633,937
Ratios/supplemental data:
Ratio of expenses to average net assets	0.64%	0.63%	0.61%	0.64%	0.65%
Ratio of net investment income to average net assets	0.89%	0.75%	0.55%	1.12%(1)	1.28%
Portfolio turnover rate	13.45%(3)	11.04%(3)	13.17%	14.52%	10.77%
(1) Ratio revised subsequent to the completion of the annual report dated December 31, 2020 to include immaterial reclass adjustments related to the Fund's holding of real estate investment trusts.
(2) Per share net investment income was calculated using average shares outstanding.
(3) Excludes in-kind transactions associated with redemptions of the Fund.

BALANCED FUND

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share
Net asset value, beginning of year	$93.06	$116.89	$105.23	$99.74	$86.79
Income from investment operations:
Net investment income	2.01(2)	1.86(2)	1.68	1.98	2.13
Net realized and unrealized gain (loss)	10.28	(19.21)	17.42	8.10	15.39
Total from investment operations	12.29	(17.35)	19.10	10.08	17.52
Distributions to shareholders from:
Net investment income	(2.07)	(1.86)	(1.68)	(1.99)	(2.12)
Net realized gains on investments sold	(1.63)	(4.62)	(5.76)	(2.60)	(2.45)
Total distributions	(3.70)	(6.48)	(7.44)	(4.59)	(4.57)
Net asset value, end of year	$101.65	$93.06	$116.89	$105.23	$99.74
Total investment return (loss)	13.39%	(14.91%)	18.30%	10.44%	20.32%
Net assets, end of year, in thousands	$780,052	$780,847	$1,022,951	$895,253	$928,828
Ratios/supplemental data:
Ratio of expenses to average net assets	0.71%	0.69%	0.69%	0.71%	0.71%
Ratio of net investment income to average net assets	2.08%	1.81%	1.45%	2.01%(1)	2.22%
Portfolio turnover rate	11.74%(3)	9.68%(3)	13.00%	15.96%	13.60%
(1) Ratio revised subsequent to the completion of the annual report dated December 31, 2020 to include immaterial reclass adjustments related to the Fund's holding of real estate investment trusts.
(2)  Per share net investment income was calculated using average shares outstanding.
(3)  Excludes in-kind transactions associated with redemptions of the Fund.

SMALL CAP FUND

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share
Net asset value, beginning of year	$26.43	$32.69	$28.15	$26.41	$22.48
Income from investment operations:
Net investment income	0.05(4)	0.05(4)	0.01	0.19	0.13
Net realized and unrealized gain (loss)	2.87	(4.59)	7.25	2.13	4.62
Total from investment operations	2.92	(4.54)	7.26	2.32	4.75
Distributions to shareholders from:
Net investment income	(0.06)	(0.05)	(0.01)	(0.17)	(0.11)
Net realized gains on investments sold	(0.14)	(1.67)	(2.71)	(0.41)	(0.71)
Redemption fees(1)(2)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.20)	(1.72)	(2.72)	(0.58)	(0.82)
Net asset value, end of year	$29.15	$26.43	$32.69	$28.15	$26.41
Total investment return (loss)	11.04%	(13.93%)	26.00%	8.78%	21.13%
Net assets, end of year, in thousands	$331,492	$337,201	$427,257	$361,594	$437,300
Ratios/supplemental data:
Ratio of expenses to average net assets	0.94%	0.92%	0.95%	1.04%	1.05%
Ratio of net investment income to average net assets	0.17%	0.18%	0.02%	0.58%(3)	0.48%
Portfolio turnover rate	19.05%(5)	19.81%(5)	21.45%	16.39%	15.07%
(1)  The Fund charges a 1.00% redemption fee on shares held 180 days or less.
(2)  Amount per share is less than $0.005.
(3)    Ratio revised subsequent to the completion of the annual report dated December 31, 2020 to include immaterial reclass adjustments related to the Fund's holding of real estate investment trusts.
(4)  Per share net investment income was calculated using average shares outstanding.
(5)  Excludes in-kind transactions associated with redemptions of the Fund.

FOR MORE INFORMATION

Fund and Service Providers

Investment Adviser Mairs & Power, Inc. 30 East 7th Street, Suite 2500, Saint Paul, Minnesota 55101-1363
Custodian U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212	Independent Registered Public Accounting Firm Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202
Distributor Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	Legal Counsel Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202
Transfer Agent, Administrator and Fund Accountant
Regular Mail Address Mairs & Power Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Express (or Overnight), Certified or Registered Mail Address Mairs & Power Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202-0701
Shareholder Services 800-304-7404

PRIVACY NOTICE

The Funds collect non-public personal information about you from the following sources:

•information the Funds receive about you on applications or other forms;
•information you give the Funds orally; and/or
•information about your transactions with the Funds or others.

The types of non-public personal information we collect and share can include:

•social security numbers;
•account balances;
•account transactions;
•transaction history;
•wire transfer instructions; and
•checking account information.

What Information We Disclose
The Funds do not disclose any non-public personal information about their shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom they have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information
All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.
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ADDITIONAL INFORMATION
More information about the Funds is available from the following sources:

Statement of Additional Information (SAI)
The SAI provides more details about the Funds and their investment policies and restrictions. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semi-Annual Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. The Funds’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the Funds’ prior fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

The Funds’ annual and semi-annual reports and the SAI are available free of charge on the Funds’ website at www.mairsandpower.com.

You can also get free copies of the reports and the SAI, request other information about the Funds or make other inquiries by contacting the Funds at:

Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201-0701
Telephone: 800-304-7404

Reports will be sent first class mail within three business days of receipt of request.

You may also request other information about the Funds or make shareholder inquiries by calling 800‑304‑7404.

•Documents filed by the Funds with the SEC and other information about the Funds are available on the SEC’s Internet EDGAR Database site at http://www.sec.gov, where they are listed under “Trust for Professional Managers.”

•You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

The Funds’ Investment Company Act file number is 811-10401.

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MAIRS & POWER FUNDS

GROWTH FUND
Ticker Symbol: MPGFX

BALANCED FUND
Ticker Symbol: MAPOX

SMALL CAP FUND
Ticker Symbol: MSCFX
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MAIRS & POWER GROWTH FUND (Ticker: MPGFX)
MAIRS & POWER BALANCED FUND (Ticker: MAPOX)
MAIRS & POWER SMALL CAP FUND (Ticker: MSCFX)

Statement of Additional Information

April 30, 2024

This Statement of Additional Information (SAI) provides general information about the Mairs & Power Growth Fund (the “Growth Fund”), Mairs & Power Balanced Fund (the “Balanced Fund”) and Mairs & Power Small Cap Fund (the “Small Cap Fund”) (each, a “Fund”, and together, the “Funds”), each a series of Trust for Professional Managers (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Funds’ current prospectus dated April 30, 2024 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. The audited financial statements of the Funds for the fiscal year ended December 31, 2023 are incorporated herein by reference from the Funds’ 2023 annual report to shareholders. A copy of the Prospectus and/or the Funds’ 2023 annual report to shareholders may be obtained without charge, by calling (855) 839-2800, by visiting www.mairsandpower.com, or writing to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

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Classification of the Funds
The Growth Fund, the Balanced Fund and the Small Cap Fund are series of Trust for Professional Managers (the Trust). The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (SEC) as an open-end management investment company.

The Growth Fund, Balanced Fund, and Small Cap Fund are each one series of the Trust. Each Fund is a diversified series of the Trust. Each Fund has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time. The Growth Fund is the successor to the Mairs & Power Growth Fund (the Predecessor Growth Fund), the Balanced Fund is the successor to the Mairs & Power Balanced Fund (the Predecessor Balanced Fund), and the Small Cap Fund is the successor to the Mairs & Power Small Cap Fund (the Predecessor Small Cap Fund, and together with the Predecessor Growth Fund and Predecessor Balanced Fund, the Predecessor Funds). The Predecessor Funds were series of Mairs & Power Funds Trust. Effective April 29, 2022, the Predecessor Growth Fund reorganized into the Growth Fund, the Predecessor Balanced Fund reorganized into the Balanced Fund and the Predecessor Small Cap Fund reorganized into the Small Cap Fund (each, a Reorganization, and together, the Reorganizations). Prior to the Reorganizations, each Fund was a “shell” fund with no assets and had not commenced operations. The Funds have the same investment objectives and investment strategies as the Predecessor Funds.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Funds are represented by shares of beneficial interest each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the 1940 Act), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the Board or the Board of Trustees) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

With respect to the Funds, the Trust may offer more than one class of shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of a Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Mairs & Power, Inc. (the Adviser) is the investment adviser to the Funds. The Adviser also serves as the investment adviser to the Mairs & Power Minnesota Municipal Bond ETF, a separate series of the Trust.

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Investment Objectives and Policies
As discussed in the sections entitled “Investment Objective,” “Principal Investment Strategies,” and “Principal Risks of Investing in the Fund” in each Fund’s summary section of the Prospectus, each Fund has its own distinct investment objective.

The fundamental objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation.

The fundamental objective of the Balanced Fund is to provide capital growth, current income and preservation of capital.

The fundamental objective of the Small Cap Fund is to seek above-average, long-term appreciation.

Investment Limitations
The investment limitations described below have been adopted by the Trust, with respect to each Fund. The investment limitations, together with each Fund’s investment objective, are fundamental (Fundamental), i.e., they may not be changed without the affirmative vote of the majority of the outstanding shares of a Fund.  As used in the Prospectus and this SAI, the term “majority of outstanding shares” of a Fund means (a) 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less.  Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (Non-Fundamental).

Whenever an investment limitation or strategy of a Fund set forth in the Prospectus or SAI states a maximum (or minimum) percentage of the Fund’s assets that may be invested in any type of security or asset class, the percentage is determined immediately after the Fund’s acquisition of that investment, except with respect to percentage limitations on temporary borrowing and illiquid investments.  Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s assets (e.g., due to net sales or redemptions of Fund shares) will not cause the Fund to violate a percentage limitation.  As a result, due to market fluctuations, cash inflows or outflows or other factors, the Fund may exceed such percentage limitations from time to time.
A.Fundamental.

1.Diversification. The Funds may not with respect to 75% of a Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements fully collateralized by such securities, or securities of other investment companies) if, as a result, (a) more than 5% of a Fund’s total assets would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of the outstanding voting securities of that issuer.
2.Senior Securities. The Funds may not issue senior securities, except as permitted under the Investment Company Act of 1940.
(With respect to this investment limitation, the 1940 Act currently permits a registered open-end investment company such as a Fund to issue senior securities evidencing borrowing from a bank if immediately after such borrowing the company has asset coverage as defined in the Act of at least 300 percent for all of its borrowings. Under the 1940 Act, the term “senior securities” does not include borrowings for certain temporary purposes and certain “covered” transactions by a company.)
3.Borrowing. The Funds may not borrow money, except that a Fund may borrow money, directly or through reverse repurchase agreements, for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed).

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4.Underwriting. The Funds may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

5.Concentration. The Funds may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of a Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6.Real Estate. The Funds may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7.Commodities. The Funds may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8.Loans. The Funds may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties.
(For the purpose of this restriction, a Fund’s acquisition of a company’s publicly issued or privately placed debt securities would not be deemed the making of a “loan,” nor would a Fund’s investment in repurchase agreements.)

B.Non-Fundamental.

1.Investment in Small Cap Stocks (Small Cap Fund only). The Small Cap Fund’s policy to normally invest at least 80% of its net assets (including borrowings for investment purposes) in common stocks issued by small-cap companies, as defined in the prospectus, is non-fundamental.  However, the Small Cap Fund will not change this policy unless it provides shareholders with at least 60 days prior notice of the change, which must comply with Rule 35d-1 under the Investment Company Act of 1940.

2.Short Sales. The Funds will not sell securities short, unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

3.Margin Purchases. The Funds will not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions.

4.Borrowing. The Funds will not purchase additional securities when money borrowed exceeds 5% of total assets.

5.Illiquid Investments. The Funds will not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Investment Strategies and Risks
In seeking to meet their investment objectives, the Funds will invest in securities or instruments whose investment characteristics are consistent with each Fund’s investment program.  The following further describes the portfolio securities and strategies used by the Funds and their risks.

Asset-Backed Securities. The Balanced Fund may invest in asset-backed securities as part of its non-principal investment strategy. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card)
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agreements and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions.

The Fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. The Fund’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as the Fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs) are types of asset-backed securities that generally represent undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. EETCs are similar to ETCs, except that the securities have been divided into two or more classes, each with different payment priorities and asset claims. ETCs and EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation firms. The assets of ETCs and EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which may in turn serve as collateral for the related issue of the ETCs or EETCs, and the title to such equipment is held in trust for the holders of the issue. The equipment generally is leased from the specially-created trust by the airline, railroad or other firm, which makes rental or lease payments to the specially-created trust to provide cash flow for payments to ETC and EETC holders. Holders of ETCs and EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the ETCs or EETCs. ETCs and EETCs are subject to the risk that the lessee or
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payor defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue. ETCs and EETCs are generally regarded as obligations of the company that is leasing the equipment and may be shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principles. The lessee company, however, does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee may terminate the lease. If another lessee is not available, then payments on the certificates would cease until another lessee is available.

Common Stock. Each Fund may invest in common stocks as a principal investment strategy. Common stocks represent an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. The Balanced Fund may invest in convertible securities as a principal investment strategy and the Growth Fund and the Small Cap Fund may invest in convertible securities as part of their respective non-principal investment strategy. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a non-convertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar non-convertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like non-convertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated and are generally subject to a high degree of credit risk.

While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

Debt Securities. The Balanced Fund invests in debt securities as a principal investment strategy, while the Growth and Small Cap Funds may invest in debt securities as part of their respective non-principal investment strategies. A debt
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security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Debt Securities — U.S. Government Securities. The term “U.S. Government Securities” refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. The term also refers to repurchase agreements collateralized by such securities.

U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. Other types of securities issued or guaranteed by Federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. The U.S. Government, however, does not guarantee the market price of any U.S. Government securities. In the case of securities not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment.

Some of the U.S. Government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the U.S., the Farmers Home Administration, the Federal Housing Administration (FHA), the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

FNMA and FHLMC were previously government-sponsored corporations owned entirely by private stockholders. In September 2008, at the direction of the U.S. Department of the Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (FHFA). The U.S. Government also took steps to provide additional financial support to FNMA and FHLMC. No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful.

Debt Securities — Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities — Zero-Coupon and Pay-in-Kind Securities. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law
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requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. A Fund holding zero-coupon or pay in-kind securities may accordingly have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining its status as a regulated investment company under Section 851(a) of the Internal Revenue Code of 1986, as amended (the Code).

Less than Investment-Grade Securities. The Balanced Fund may invest in debt securities rated less than investment grade as a principal investment strategy, and the Growth Fund and Small Cap Fund may invest in them as part of their respective non-principal investment strategy. The convertible and non-convertible securities in which the Funds may invest include non-investment-grade securities, also referred to as “high-yield” or “junk bonds,” which are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB– by Standard & Poor’s) or are determined to be of comparable quality by the Adviser. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of the Adviser in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices, because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of the Fund to sell a high-yield security or the price at which the Fund could sell a high-yield security, and could adversely affect the daily net asset value of Fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities, because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Except as otherwise provided in the Funds’ Prospectus, if a credit-rating agency changes the rating of a portfolio security held by a Fund, then the Fund may retain the portfolio security if the Adviser deems it in the best interests of shareholders.

Foreign Securities; American Depositary Receipts.  As a principal investment strategy, each Fund may invest in securities of foreign issuers, which are either listed on a U.S. stock exchange or represented by American Depositary Receipts (ADRs). The Adviser defines foreign issuers as those whose operational leadership or headquarters is located
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in a foreign country; provided, however, if an issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors:

•the location of the primary exchange trading its securities;
•where it derives the majority of its revenues; or
•where it earns the majority of its profits.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers.  These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements).  Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations.  The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies.  There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S.  Confiscatory taxation or diplomatic developments could also affect investment in those countries.

The United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Although the UK and EU made a trade deal that was entered into force on May 1, 2021, certain post-EU arrangements remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar. Other geopolitical events may also cause market disruptions. It is possible that geopolitical events could have an adverse effect on the value of a Fund’s investments.

The Russian invasion of Ukraine has resulted in an ongoing military conflict and economic sanctions against certain Russian individuals and companies; this conflict may expand and military attacks could occur elsewhere in Europe. This conflict could also drive a rise in traditional and cyber terrorism in Europe and other parts of the world. Further, sanctions against Russian individuals and companies could adversely affect the price and availability of certain commodities.

U.S. dollar-denominated ADRs, which are traded in the U.S. on exchanges or over-the-counter, are issued by domestic banks.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales.  In general, there is a large, liquid market in the U.S. for many ADRs.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities, while issuers of sponsored facilities normally pay more of the costs.  The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

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Unless more than 50% of the value of a Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the Fund will not be able to make an election to give shareholders the benefit of a foreign tax credit or deduction with respect to foreign taxes paid by the Fund. If a Fund is unable to make this election, shareholders will lose the benefit of claiming as a credit or deduction their shares of any foreign taxes paid by a Fund.

Exchange-Traded Funds. Each Fund may purchase shares of exchange-traded funds (ETFs) as a non‑principal investment strategy. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market.

Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, that Fund’s investments in other investment companies. If a Fund invests in ETFs, then shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Adviser), but also, indirectly, the similar expenses of the ETF.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:

•the market price of an ETF’s shares may trade at a discount to its net asset value;
•an active trading market for an ETF’s shares may not develop or be maintained; or
•trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) generally halts stock trading.

Mortgage-Backed Securities. The Balanced Fund may invest in mortgage-backed securities as a non-principal investment strategy. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which the Fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. (See “Debt Securities — U.S. Government Securities” above.)

Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent an interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the U.S. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. Government including FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.
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Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors including the level of interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. The Fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The Fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Prepayments of principal generally occur when interest rates are declining, and the Fund generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Mortgage-Backed Securities — Adjustable Rate Mortgage-Backed Securities. The Balanced Fund may invest in Adjustable Rate Mortgage-Backed Securities (ARMBS) as a non-principal investment strategy. ARMBS have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Mortgage-Backed Securities — Collateralized Mortgage Obligations. The Balanced Fund may invest in Collateralized Mortgage Obligations (CMOs) as a non-principal investment strategy. CMOs are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the Prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the Prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs
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have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Mortgage-Backed Securities — Stripped Mortgage-Backed Securities. The Balanced Fund may invest in Stripped Mortgage-Backed Securities (SMBSs) as a non-principal investment strategy. SMBSs are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid investments.

Municipal Securities. The Balanced Fund may invest in debt obligations issued by or on behalf of states, possessions and territories of the U.S., including political subdivisions (such as counties, cities, towns and school and other districts), agencies and authorities thereof (collectively, “municipal securities”) as a non-principal investment strategy. Municipal obligations are issued by such governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities, not-for-profit organizations, businesses and developers. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from federal income tax if received by an individual, dividends paid by the Fund to its shareholders are not expected to be tax-exempt unless at least 50% of the Balanced Fund’s total assets at the end of each quarter of its taxable year consist of qualified municipal securities. A brief description of some typical types of municipal securities follows:

General Obligation Securities. General obligation bonds are supported by the issuer’s full faith and credit and taxing authority. The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds. However, in some cases the issuer’s authority to levy additional taxes may be limited by its charter or state law.

Revenue or Special Obligation Bonds. Revenue bonds are payable solely from specific income or revenues received by the issuer, often from its operation of a governmental enterprise or authority such as an electric or water utility, sewer system, parks, hospitals or other health authority, bus, train, subway, highway, airport or other transportation system, or housing authority. Some revenue bonds may be issued for other public purposes, such as financing the development of an industrial park or commercial district or construction of a new stadium or parking structure. The revenues may
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consist of specific taxes, assessments, tolls, fees, or other types of municipal revenues. Although issued by municipal authorities, revenue bonds are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by users of the services or owners and operators of the facility financed with the proceeds of the bonds. Bonds or other obligations of housing financing authorities may have various forms of security, such as reserve funds, insured or subsidized mortgages and net revenues from projects, but they are not backed by a pledge of the issuer’s credit. The credit quality of revenue bonds is usually related to the credit standing of the enterprise being financed but can, if applicable, be tied to the credit worthiness of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Balanced Fund will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation. These obligations typically are not fully backed by the municipality’s credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Finally, the lease may be illiquid.

The Balanced Fund will generally invest in municipal securities that are rated “A” or better at the time of purchase by a NRSRO or, if a rating is not available, deemed to be of comparable quality by the Adviser.

Other Investment Companies. As a non-principal investment strategy, each Fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a Fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If the Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the investments of the Fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell, its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. SEC Rule 12d1-3 provides, however, that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided that the sales load and any service fee charged does not exceed limits set forth in applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Funds may also rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows a fund to invest its assets in excess of the limits of Section 12(d)(1) of the 1940 Act (as described above) in other registered investment companies, including ETFs, if the fund satisfies certain conditions specified in the Rule, including, among other conditions, that the fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Preferred Stock. Each Fund may invest in preferred stock as a non-principal investment strategy. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from
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the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends be paid before dividends can be paid to holders of the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Repurchase Agreements. Each Fund may invest in repurchase agreements as a non-principal investment strategy. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the Adviser will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a Fund. The aggregate amount of any such agreements is not limited except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and, therefore, the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements. Each Fund may invest in reverse repurchase agreements as a non-principal investment strategy. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction in accordance with the requirements of the 1940 Act. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Special Purpose Acquisition Companies. As a non-principal strategy, the Small Cap Fund may invest in stock and warrants of special purpose acquisition companies (SPACs) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these
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securities may be traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Temporary Investments. Each Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment limitations and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the Fund; (3) repurchase agreements involving any such securities; and (4) money market funds or other money market instruments. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

Warrants. Each Fund may purchase warrants as part of its non-principal investment strategy. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or a delayed-delivery basis, that is, for payment and delivery on a date later than normal settlement, but generally within 30 days.

The purchase price and yield on these securities are generally set at the time of purchase.  On the date that a security is purchased on a when-issued basis, the Fund earmarks liquid assets with a value at least as great as the purchase price of the security as long as the obligation to purchase continues.  The value of the delayed delivery security is reflected in the Fund’s net asset value as of the purchase date, however, no income accrues to the Fund from these securities prior to their delivery to the Fund.  The Fund makes such purchases for long-term investment reasons, but may actually sell the securities prior to settlement date if the Fund deems it advisable in seeking to achieve the objectives of the Fund.  The purchase of these types of securities may increase the Fund’s overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.  Unsettled securities purchased on a when-issued or delayed-delivery basis (i.e., in excess of an established market practice) will not exceed 10% of the Fund’s total assets at any one time.

Illiquid Investments. The Funds may invest in illiquid investments. However, none of the Funds will acquire illiquid investments if, as a result, such securities would comprise more than 15% of the value of that Fund’s net assets. Pursuant to Rule 22e-4 under the 1940 Act (the Liquidity Rule), the Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to the rule. Under the Liquidity Rule, the term “illiquid investment” is defined as an investment which a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Under the Funds’ liquidity risk management program, the Adviser, as each Fund’s liquidity risk management program administrator, expects that illiquid investments will include restricted securities (securities the disposition of which is restricted under the federal securities laws), interest only and principal only mortgage-backed securities issued by private issuers and repurchase agreements with maturities in excess of seven days. Rule 144A securities may be treated as liquid investments if they meet the criteria in the Funds’ liquidity risk management program. The Adviser will look to factors including but not limited to (i) the frequency of trades and quotes for the security, (ii) the existence of an active market for the security, and (iii) average daily trading volume of the security. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required, to the SEC.

Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where
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registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith in accordance with methodologies approved by the Board.

Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.

Portfolio Turnover
The Funds have not placed any limit on their portfolio turnover rates, and securities may be sold without regard to the time they have been held when in the opinion of the Adviser, investment considerations warrant such action.  Portfolio turnover rates are calculated by dividing the lesser of each Fund’s annual sales or purchases of portfolio securities (exclusive of securities with maturities of one year or less at a time the Fund acquired them) by the monthly average value of the securities in each Fund’s portfolio during the year.  A higher portfolio turnover rate (100% or more) may indicate higher transaction costs and may result in higher taxes when a Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example set forth in each Fund’s prospectus, affect a Fund’s performance.

The following tables show the portfolio turnover rates for the fiscal years indicated below:

Portfolio Turnover of the Funds During Fiscal Years Ended December 31,
	2023	2022
Growth Fund	13.45%	11.04%
Balanced Fund	11.74%	9.68%
Small Cap Fund	19.05%	19.81%

Disclosure of Portfolio Holdings
Disclosure of the Funds’ complete holdings is required to be made public quarterly within 60 days of the end of each fiscal quarter either in the Annual and Semi-Annual Reports to shareholders, filed with the SEC on Form N-CSR, and on Form N-PORT. Form N-CSR and the public portion of Form N-PORT are available, free of charge, on the
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EDGAR database on the SEC’s website at www.sec.gov.  You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov. A complete copy of each Fund’s portfolio holdings will be available on or about 15 days following each quarter-end on the Funds’ website. To view the Funds’ portfolio holdings, visit www.mairsandpower.com.  You may also obtain a copy of a Fund’s latest quarterly report without charge by calling Shareholder Services at 800-304-7404.

The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies (the Disclosure Policies) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies.

The Board of Trustees considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Funds. After due consideration, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.

Information about the Funds’ portfolio holdings will not be distributed to any third party except as described below:

•the disclosure is required to respond to a regulatory request, court order or other legal proceeding;
•the disclosure is to a mutual fund rating or evaluation services organization (such as FactSet, Morningstar and Lipper), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Funds;
•the disclosure is made to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, the Board of Trustees, the Funds’ independent registered public accountants, the Funds’ custodian (U.S. Bank, N.A.), the Funds’ administrator, fund accountant and transfer agent (U.S. Bank Fund Services, LLC, dba, U.S. Bank Global Fund Services), the Funds’ distributor (Foreside Fund Services, LLC), regulatory authorities, counsel to the Funds or the Board of Trustees, proxy voting service providers, and financial printers involved in the reporting process;
•the disclosure is made by the Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; in addition, the Adviser’s trading desk may periodically distribute a holdings list (consisting of names only) to broker- dealers so that such brokers can provide the Adviser with order flow information;
•the disclosure is made to institutional consultants evaluating the Funds on behalf of potential investors;
•the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public; or
•the disclosure is made pursuant to prior written approval of the Trust’s CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Funds’ shareholders.

For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Funds. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics. It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Funds’ portfolio holdings.

The Trust’s CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor. In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Funds to third parties must be provided to the full Board of Trustees or its authorized committee. In addition, on a quarterly basis, the Board will review any
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disclosures of portfolio holdings outside of the permitted disclosures described above to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

Any suspected breach of this policy must be reported immediately to the Trust’s CCO, or to the chief compliance officer of the Adviser who must report it to the Trust’s CCO. The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.

The Adviser provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar or identical to the Funds. These clients may therefore have substantially similar, and in certain cases nearly identical, portfolio holdings to those of certain Funds. These clients generally have access to current portfolio holding information for their accounts, but these clients may be subject to different portfolio holdings disclosure policies and the Board of Trustees of the Funds does not exercise control over such policies. The Adviser has adopted policies and procedures to limit communications with the public about these clients’ portfolio holdings.

Each Fund will disclose its portfolio holdings in semi-annual and annual shareholder reports and in required SEC filings such as Form N-PORT and Form N-CSR.

Each Fund will post its full schedule of investments following each quarter end on the Funds’ website at www.mairsandpower.com. Such schedule of investments information will be posted on or about 15 days following each quarter end or such other date as the Funds may determine. The day after the schedule of investments is publicly available on the website or otherwise publicly available, it may be mailed, e-mailed or otherwise transmitted to any person. Each Fund’s top 10 holdings as of the calendar quarter end are included in each Fund’s factsheet posted on the Funds’ website following the posting of the full schedule of investments. In addition, each Fund’s top 10 holdings as of the calendar quarter end are included in marketing materials for use with prospects, consultants and shareholders following the posting of the full schedule of investments on the Funds’ website.

Management of the Funds

Board of Trustees
The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of seven individuals. The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	32	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	32	Retired; Former Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	32	Executive Director, Milwaukee Succeeds (education advocacy organization) (2023-present); System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-2022).	Independent Director, BMO Funds, Inc. (an open-end investment company) (2017-2022).
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 6, 2022	32	Retired; President and Chief Operating Officer (2000-2020), Olstein Capital Management, L.P. (asset management firm).	N/A
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	32	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020).	Director, Peoples Financial Services Corp. (a publicly-traded bank holding company) (2022-present); Independent Director, Century Communities, Inc. (publicly-traded homebuilding company) (October 2023-present).

Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	32	Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-present).	N/A
Interested Trustee and Officers
John P. Buckel* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Chairperson, Trustee, President and Principal Executive Officer	Indefinite Term; Chairperson and Trustee (since January 19, 2023); President and Principal Executive Officer (since January 24, 2013)	32	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer, Keeley-Teton Advisors, LLC and Teton Advisors, Inc (2017-2021).	N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019).	N/A
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
Shannon Coyle 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1990	Assistant Treasurer	Indefinite Term; Since August 26, 2022	N/A	Officer, U.S. Bancorp Fund Services, LLC (2015-present).	N/A
Marissa Pawlinski 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1996	Assistant Secretary	Indefinite Term; Since January 18, 2024	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022); Legal Intern, City of Brookfield (2020-2021); Student, Marquette University Law School (2019-2021).	N/A
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*Mr. Buckel is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor (defined below), Custodian (defined below), and the Funds’ administrator and transfer agent, each of which are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Distributor, Custodian, and the Funds’ administrator and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board meetings, which are generally held five times per year, and at such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is composed of six Independent Trustees – Dr. Michael D. Akers, Gary A. Drska, Vincent P. Lyles, Erik K. Olstein, Lisa Zúñiga Ramírez and Gregory M. Wesley – and one Trustee who is an “interested person” (as defined by the 1940 Act) of the Trust (the “Interested Trustee”) – John P. Buckel. Accordingly, more than 85% of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or service provider to the Trust or any underlying fund. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee is composed entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
The Trust’s Chairperson, Mr. Buckel, is deemed to be an “interested person” of the Trust, as defined by the 1940 Act, due to his position and material business relationship with the Trust. Mr. Buckel also serves as a Vice President of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the Funds’ administrator. The Trust has not appointed a lead Independent Trustee.
In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.
The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the unaffiliated nature of each investment adviser and the funds managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.
The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows these Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.
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Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his or her continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA. Dr. Akers has served as an Independent Trustee of the Trust since 2001. Dr. Akers previously served as an independent trustee of USA Mutuals, an open-end investment company, from 2001 to June 2021. Dr. Akers has been a Professor Emeritus, Department of Accounting at Marquette University since June 2019, was Professor, Department of Accounting at Marquette University from 2004 to May 2019, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor, Department of Accounting at Marquette University from 1996 to 2004. Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant. Through his experience as an investment company trustee and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska. Mr. Drska has served as an Independent Trustee of the Trust since 2001. Mr. Drska previously served as an independent trustee of USA Mutuals from 2001 to June 2021. Mr. Drska previously served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, from 1986 to September 2021. Through his experience as an investment company trustee, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Vincent P. Lyles. Mr. Lyles has served as an Independent Trustee of the Trust since 2022. Mr. Lyles has served as Executive Director of Milwaukee Succeeds since January 2023. He previously served as System Vice President of Community Relations at Advocate Aurora Health Care from 2019 to 2022. He served as an Independent Director of BMO Funds, Inc., an open-end investment company, from 2017 to 2022. Mr. Lyles is a board member and finance committee member of Badger Mutual Insurance Company and a Trustee and member of the Committee of Student Experience & Mission on the Board of Trustees at Marquette University. Mr. Lyles previously served as President and Chief Executive Officer of the Boys & Girls Club of Greater Milwaukee from 2012 to 2018, President of M&I Community Development Corporation from 2006 to 2011, and as a Director of Public Finance of Robert W. Baird & Co. from 1995 to 2006. He received his Juris Doctor degree from the University of Wisconsin-Madison Law School in
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1987. Through his experience as an investment company trustee and his employment experience, Mr. Lyles is experienced with legal, financial, accounting, regulatory and investment matters.

Erik K. Olstein. Mr. Olstein has served as an Independent Trustee of the Trust since 2022. Mr. Olstein served as President and Chief Operating Officer from 2000 to 2020 and Vice President of Sales and Chief Operating Officer from 1995 to 2000 at Olstein Capital Management, L.P., an asset management firm he co-founded. During his time at Olstein Capital Management, L.P., Mr. Olstein was responsible for fiduciary oversight and management of The Olstein Funds, an open-end investment company, where he served as Trustee, Secretary and Assistant Treasurer from 1995 to 2018. Mr. Olstein currently serves as President and Trustee of the Board of Trustees of the Trinity-Pawling School and has previously held Board positions with the American Friends of the National Museum of the Royal Navy, National Maritime Historical Society and U.S. Naval Service Personal Education Assistance Fund. Through his experience as an investment company trustee and his employment experience, Mr. Olstein is experienced with financial, accounting, regulatory and investment matters.

Lisa Zúñiga Ramírez, CFA®, FSA. Ms. Ramírez has served as an Independent Trustee of the Trust since 2022. Ms. Ramírez has served on the Board of Directors of Peoples Financial Services Corp., a publicly-traded bank holding company, since 2022 and on the Board of Directors of Century Communities, Inc. a publicly-traded homebuilding company since October 2023. Ms. Ramírez served as Senior Portfolio Manager at Segall Bryant & Hamill, LLC, an asset management firm, from 2018 to 2020. She served as Partner and Senior Portfolio Manager from 2009 to 2018, Partner and Senior Equity Analyst from 2002 to 2009 and Equity Analyst from 1997 to 2002 at Denver Investments, LLC, an asset management firm that was acquired by Segall Bryant & Hamill, LLC in 2018. Ms. Ramírez currently serves as an Independent Director on the Bow River Capital Advisory Board, an asset management firm, and is a Director of the Denver Employees Retirement Plan. In addition, she serves on the boards of The Denver Foundation, NACD (National Association of Corporate Directors) Colorado Chapter, the Boettcher Foundation and Vuela for Health. Ms. Ramírez is a CFA® charterholder (CFA® is a registered trademark owned by the CFA Institute) and holds the Fundamentals of Sustainability Accounting (FSA) credential from the Sustainability Accounting Standards Board. Through her employment experience, Ms. Ramírez is experienced with financial, accounting, ESG (environmental, social and governance), regulatory and investment matters.

Gregory M. Wesley. Mr. Wesley has served as an Independent Trustee of the Trust since 2022. Mr. Wesley has served as Senior Vice President of Strategic Alliances and Business Development at the Medical College of Wisconsin since 2016. Prior to his current role at the Medical College of Wisconsin, he was a Partner at MWH Law Group LLP, a law firm during 2016, and a Partner at Gonzalez, Saggio & Harlan LLP, a law firm from 2002 to 2016. Mr. Wesley serves on the Board of Directors of the Metropolitan Milwaukee Association of Commerce, MHS Health Wisconsin, Versiti, Inc., and the Greater Milwaukee Committee. He also serves on the Board of Trustees of the Johnson Foundation at Wingspread and the Greater Milwaukee Foundation. He previously sat on the Board of Trustees of the Medical College of Wisconsin from 2009 to 2016 and the Board of Directors of Park Bank Milwaukee from 2015 to 2020. Mr. Wesley received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1997. Through his sustained employment and board experience, Mr. Wesley is experienced with legal, financial, accounting, regulatory and investment matters.

John P. Buckel. Mr. Buckel has served as a Trustee of the Trust since 2023 and has served as President of the Trust since 2013. Mr. Buckel has served as a Vice President of Fund Services, a multi-line service provider to investment companies, since 2004. Through his experience as an investment company trustee and his employment experience, Mr. Buckel is experienced with financial, accounting, regulatory and investment matters.

Trustee Ownership of Fund Shares
As of December 31, 2023, the following Trustee beneficially owned shares of certain series of the Trust as follows, and no other Trustee owned shares of any series of the Trust.

Trustee	Dollar Range of Shares Owned in the Funds	Aggregate Dollar Range of Shares of Series of the Trust
Lisa Zúñiga Ramírez	None	Over $100,000
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Furthermore, as of December 31, 2023, neither the Trustees who are not “interested” persons of the Funds, nor members of their immediate families, owned securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Funds nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates, or (ii) any transaction or relationship in which such entity, a Fund, any officer of the Trust, or any of their affiliates was a party.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent auditor concerning the scope of the audit and the auditor’s independence. Dr. Akers is designated as the Audit Committee chairman and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust. During the past fiscal year, the Audit Committee met twice with respect to the Funds.

Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating Committee Charter. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees. During the Funds’ past fiscal year, the Nominating Committee met twice.

Trustee Compensation
The Independent Trustees receive from the Trust an annual retainer of $100,000(1), $4,500 for each regular Board meeting attended and $1,000 for each special Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings(2). Members of the Audit Committee receive $2,000 for each meeting of the Audit Committee attended. The chairman of the Audit Committee receives an annual retainer of $5,000(3). Interested Trustees do not receive any compensation for their service as Trustee. For the fiscal year ended December 30, 2023, the Trustees received the following compensation from the Funds:

Name of Person/Position	Aggregate Compensation From the			Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Trust(5) Paid to Trustees
	Growth Fund(4)	Balanced Fund(4)	Small Cap Fund(4)
Dr. Michael D. Akers, Independent Trustee(6)(7)	$4,234	$4,234	$4,234	None	None	$105,500
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Name of Person/Position	Aggregate Compensation From the			Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Trust(5) Paid to Trustees
Gary A. Drska, Independent Trustee(6)	$4,208	$4,208	$4,208	None	None	$100,500
Vincent P. Lyles Independent Trustee(6)	$4,208	$4,208	$4,208	None	None	$100,500
Erik K. Olstein Independent Trustee(6)	$4,208	$4,208	$4,208	None	None	$100,500
Lisa Zúñiga Ramírez Independent Trustee(6)	$4,208	$4,208	$4,208	None	None	$100,500
Gregory M. Wesley Independent Trustee(6)	$4,208	$4,208	$4,208	None	None	$100,500
John P. Buckel, Interested Trustee(8)	None	None	None	None	None	None
(1)    Prior to January 1, 2024, the Independent Trustees received an annual retainer of $65,000.
(2)    Prior to January 1, 2023, the Independent Trustees received an annual retainer of $58,000 per year, and $4,500 for each regular Board meeting attended and $1,000 for each special Board meeting attended.
(3)    Prior to January 1, 2023, the chairman of the Audit Committee received an annual retainer of $2,500.
(4)    Trustees’ fees and expenses are allocated among the Funds and any other series comprising the Trust.
(5)    There are currently twenty-nine other series comprising the Trust.
(6)    Audit Committee member.
(7)    Audit Committee chairman.
(8)    Appointed as an Interested Trustee and Chairperson of the Trust effective January 19, 2023.

Code of Ethics
The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer or director of the Trust or the Adviser.

Proxy Voting Procedures
The Board of Trustees has adopted proxy voting policies and procedures (Proxy Policies) on behalf of the Trust which has delegated to the Adviser, subject to the Board of Trustee’s continuing oversight the responsibility for voting proxies. The Adviser’s proxy voting policies are attached as Appendix A to the SAI. Notwithstanding this delegation of responsibilities, however, the Funds retain the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Funds and their shareholders, taking into account the value of the Funds’ investments.

In the event of a conflict between the interests of the Adviser and a Fund, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy. The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

The actual proxy voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available as soon as reasonably practicable after filing the report with the SEC without charge, by visiting the Funds’ website at www.mairsandpower.com or by accessing the SEC’s website at www.sec.gov.

Control Persons and Principal Holders of Securities
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting
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securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. As of March 31, 2024, to the best of the Trust’s knowledge, no person was a control person of a Fund, and all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934, as amended) less than 1% of the outstanding shares of a Fund. As of March 31, 2024, the following shareholders were considered to be principal shareholders of the Funds:

Growth Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	N/A	N/A	12.69%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	10.06%	Record

Balanced Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	25.69%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	13.53%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	8.41%	Record

Small Cap Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	37.72%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	10.11%	Record
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Small Cap Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	10.05%	Record
UBS WM USA Special Custody A/C EBOC UBSFSI 1000 Harbor Boulevard Weehawken, NJ 07086-6761	N/A	N/A	5.15%	Record

Investment Adviser
The investment adviser to each Fund is Mairs & Power, Inc., 30 East 7th Street, Suite 2500, Saint Paul, Minnesota 55101-1363. Mairs & Power, Inc. has served as an investment advisory firm since 1931. In addition to the Funds, the Adviser conducts investment research and supervises investment accounts for individuals, trusts, pension and profit sharing funds, and charitable and educational institutions. The Adviser is an employee-owned firm, with no one individual owning 25% or more of the Adviser’s voting securities.

The Adviser serves as investment adviser to the Funds under the terms of an Investment Advisory Agreement effective April 29, 2022 (the Advisory Agreement).  The Adviser provided services to each Predecessor Fund under a different advisory agreement with Mairs & Power Funds Trust (the Predecessor Advisory Agreement). After an initial two-year period, the Advisory Agreement will continue in effect from year to year with respect to a Fund, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of a Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust.  The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

As compensation for its services to the Funds, the Adviser receives monthly compensation from the Funds.  The investment management fees paid to the Adviser by the Growth Fund is computed at an annual rate of 0.60% of the Growth Fund’s average daily net assets up to $2.5 billion, and 0.50% of average daily net assets on the balance. The investment management fees paid to the Adviser by the Balanced Fund is computed at an annual rate of 0.60% of the Balanced Fund’s average daily net assets. The investment management fees paid to the Adviser by the Small Cap Fund is computed at an annual rate of 0.80% of the Small Cap Fund’s average daily net assets. Under the Predecessor Advisory Agreement, each Predecessor Fund paid the Adviser the same management fee as it receives from the corresponding Fund under the Advisory Agreement. Prior to June 1, 2021, the Predecessor Small Cap Fund paid to the Adviser an investment management fees computed at an annual rate of 0.90% of the Predecessor Small Cap Fund’s average daily net assets.

Under the Advisory Agreement, the Adviser has agreed to reimburse the Growth Fund or Balanced Fund in the event that the total expenses incurred by either Fund in any fiscal year, excluding interest, taxes, brokerage commissions and extraordinary litigation costs, but including payments to the Adviser, shall exceed 1.50% of the first $30 million dollars and 1.00% of the balance of the average value of the net assets of the Fund during said fiscal year, based upon computations of such value made as of the close of business on the last valuation day of each month during such fiscal year.
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The tables below set forth, for the fiscal years ended December 31, 2023, 2022 and 2021, the advisory fees accrued by the Funds under the Advisory Agreement and, for the periods prior to April 29, 2022, the Predecessor Funds under the Predecessor Advisory Agreement:

Growth Fund
Fiscal Year Ended	Advisory Fee Paid
December 31, 2023	$25,793,690
December 31, 2022	$26,898,147
December 31, 2021	$29,931,085

Balanced Fund
Fiscal Year Ended	Advisory Fee Paid
December 31, 2023	$4,627,073
December 31, 2022	$5,226,372
December 31, 2021	$5,848,143

Small Cap Fund
Fiscal Year Ended	Advisory Fee Paid
December 31, 2023	$2,631,360
December 31, 2022	$2,921,144
December 31, 2021	$3,500,392

Under the terms of the Advisory Agreement, the Adviser agrees to render investment advisory services to the Funds. In addition, the Adviser pays fees to financial intermediaries for the provision of administrative services to their customers who hold shares of the Funds. Subject to the expense limitation agreement discussed above, all other expenses, such as brokerage commissions, fees charged by the SEC, custodian and transfer agent fees, legal and auditing fees, trustee fees, premiums on fidelity bonds, supplies and all other miscellaneous expenses are borne by the Funds.

The Adviser, at its own expense and at its own discretion, currently pays for services provided to Fund shareholders who hold their shares through accounts at financial intermediaries. These services may include record-keeping, transaction processing for shareholders’ accounts, sub-accounting and other administrative services to banks, broker-dealers, financial advisers or record-keepers (Financial Intermediaries).  In addition, the Board has authorized the Funds to pay a fee to Financial Intermediaries for the provision of sub-transfer agent and other services of the type that are provided by the Funds’ transfer agent. Such fees paid by a Fund to a Financial Intermediary will not exceed the lesser of: (i) $18 per account or (ii) the annual limits approved by the Trust on behalf of its series. Such fees paid by the Funds are included in the total amount of “Other Expenses” listed in each Fund’s Fees and Expenses of the Fund table in the Prospectus.

Fund Administration Servicing Agreement
U.S. Bancorp Fund Services, LLC (Fund Services), 615 East Michigan Street, Milwaukee, WI 53202, serves as administrator pursuant to a Fund Administration Servicing Agreement between the Trust and Fund Services. Fund Services is a subsidiary of U.S. Bancorp, and an affiliate of U.S. Bank, N.A.  The services provided under the Fund Administration Servicing Agreement include various compliance, oversight, administrative and accounting services.

The table below sets forth, for the fiscal years ended December 31, the fund administration fees paid by the Funds and, for the periods prior to April 29, 2022, the Predecessor Funds, to Fund Services.
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Growth Fund
Fiscal Year Ended	Fund Administration Fees
December 31, 2023	$723,662
December 31, 2022	$755,137
December 31, 2021	$769,253

Balanced Fund
Fiscal Year Ended	Fund Administration Fees
December 31, 2023	$133,909
December 31, 2022	$146,621
December 31, 2021	$150,084

Small Cap Fund
Fiscal Year Ended	Fund Administration Fees
December 31, 2023	$64,446
December 31, 2022	$67,212
December 31, 2021	$70,051

Transfer Agent, Custodian and Fund Accountant
Fund Services acts as the Funds’ transfer agent and dividend disbursing agent.  Fund Services also serves as fund accountant for the Funds.

Custody services for the Funds are provided by U.S. Bank, N.A., Custody Operations, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. As custodian, U.S. Bank, N.A.  controls all securities and cash for the Funds, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Funds. Fund Services and U.S. Bank, N.A. are affiliates.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd. (“Cohen”), 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202 is the independent registered public accounting firm to the Funds, and is subject to annual appointment by the Audit Committee.  Cohen audits and reports on the Funds’ annual financial statements and reviews certain regulatory reports and the Funds’ federal income tax returns.

Legal Counsel to the Funds
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Funds and the Independent Trustees.

Portfolio Managers

Other Accounts Managed
The portfolio managers for the Funds have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth in the following table. The number of accounts and assets is shown as of December 31, 2023.
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	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies (in millions)	Other Pooled Investment Vehicles	Other Accounts (in millions)	Registered Investment Companies (in millions)	Other Pooled Investment Vehicles	Other Accounts (in millions)
Andrew R. Adams	0	0	79	0	0	0
	$0	$0	$199	$0	$0	$0

Kevin V. Earley	0	0	247	0	0	0
	$0	$0	$471	$0	$0	$0

Peter J. Johnson	0	0	170	0	0	0
	$0	$0	$507	$0	$0	$0

Christopher D. Strom	0	0	20	0	0	0
	$0	$0	$45	$0	$0	$0

Robert W. Thompson	0	0	74	0	0	0
	$0	$0	$751	$0	$0	$0

Michael C. Marzolf	0	0	49	0	0	0
	$0	$0	$159	$0	$0	$0

Compensation
The following is a description of the Adviser’s portfolio manager compensation policy as of the most recent fiscal year end. The Funds do not pay any salary, bonus, deferred compensation, pension or retirement plan contributions on behalf of the portfolio manager or any other employee of Mairs & Power, Inc.  The portfolio managers of the Funds receive compensation from the Adviser. Compensation consists of a fixed salary and bonuses based on the profitability of the Adviser.  The portfolio managers also participate in the profit sharing plan of the Adviser.  Contributions are made annually and are within the limitations of the Internal Revenue Service (IRS) rules and regulations.

Potential Conflicts of Interest
The Adviser has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of a Fund and their management of other Funds and accounts.  Potential areas of conflict could involve allocation of investment opportunities and trades among Funds and accounts, use of information regarding the timing of a Fund’s trades, personal investing activities, and a portfolio manager’s compensation structure.  The Adviser has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  However, there is no guarantee that such policies and procedures will be effective or that the Adviser will anticipate all potential conflicts of interest.

Ownership of Securities
The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2023, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.
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Fund / Portfolio Manager	Dollar Range of Shares Owned in Fund

Growth Fund
Andrew R. Adams	over $1,000,000
Peter J. Johnson	over $1,000,000

Balanced Fund
Kevin V. Earley	over $1,000,000
Robert W. Thompson	$500,001 - $1,000,000

Small Cap Fund
Andrew R. Adams	over $1,000,000
Christopher D. Strom	$100,001-$500,000
Michael C. Marzolf	$100,001-$500,000

Mairs & Power’s profit sharing plan is entirely invested in shares of the Funds. As of December 31, 2023, the profit sharing plan held $14,715,866 in the Growth Fund, $2,530,169 in the Balanced Fund, and $5,545,025 in the Small Cap Fund.

Brokerage Allocation and Other Practices
Subject to policies established by the Funds’ Board, the Adviser is responsible for each Fund’s portfolio decisions and the placing of orders to effect a Fund’s portfolio transactions. Equity securities are generally bought and sold in brokerage transactions placed on U.S. stock exchanges, in over-the-counter markets or on electronic trading platforms, in exchange for negotiated brokerage commissions. Accordingly, the cost of transactions may vary among different brokers. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

Fixed income securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e. without commission) through dealers, on electronic trading platforms (i.e. Tradeweb), or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

With respect to portfolio transactions, the Adviser seeks to obtain the best net results for the Funds taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved.  While the Adviser generally seeks reasonably competitive commission rates, the Funds will not necessarily be paying the lowest commission or spread available.  The Funds have no obligation to deal with any broker or dealer in the execution of portfolio transactions.  Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund, rather than by any formula. The broker-dealers used by the Funds have no affiliation with the Funds, the Adviser, or any of their officers or trustees.

Investment decisions for a Fund are made independently from those for the other Funds also managed by the Adviser.  When the Funds are engaged in the purchase or sale of the same securities, the transactions may be averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each Fund.  The decision to aggregate is only made after the Adviser determines that it does not intentionally favor any Fund or account over another. Such aggregation may reduce commission or transaction costs since larger orders tend to have lower costs.  In other cases, aggregation may adversely affect the price paid or received by a Fund, or the size of the position obtainable for the Fund.

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Decisions with respect to allocations of portfolio brokerage will be made by the Adviser.  Portfolio transactions may be placed with broker-dealers which provide the Funds’ Adviser with research and statistical assistance. All such research was prepared by the broker-dealers that provided the research. The Adviser received written fundamental research on individual companies, written research focused on investment strategy or economics, access to analysts who write fundamental research, access to broker-dealer sponsored investor events and access to company management roadshows. Recognizing the value of these factors, the Funds may pay brokerage commissions in excess of those which another broker might charge for effecting the same transaction. The research services furnished by brokers through whom the Funds effect securities transactions may benefit other clients of the Adviser; not all such research services may be used by the Adviser in connection with the Funds. The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser has entered into commission sharing arrangements with several counterparties pursuant to which the Funds may execute transactions through a broker and request that the broker allocate a portion of the commission or commission credits to another firm that provides research and other products to the Adviser. These arrangements allow the execution decision to be independent of the research decision.

Each Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. As of December 31, 2023, certain of the Funds owned the following securities of their respective “regular brokers or dealers” or their parents, as defined in the 1940 Act:

Fund	Security of “Regular Broker/Dealer” of the Fund	Value of Fund’s Aggregate Holding of Securities as of December 31, 2023
Growth Fund	JP Morgan Chase & Co.	$214,836,300
	Piper Sandler Companies	$11,751,264
Balanced Fund	Morgan Stanley	$1,941,353
	Wells Fargo & Co.	$10,088,200
Small Cap Fund	Piper Sandler Companies	$8,970,831

Each Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds. No such transactions were made during the fiscal year ended December 31, 2023.

For the year/period indicated below, the Funds paid the following brokerage commissions:

Brokerage Commissions Paid During Year/Period Ended:
	December 31, 2023	April 30, 2022 through December 31, 2022
Growth Fund	$640,362	$316,054
Balanced Fund	$43,369	$32,040
Small Cap Fund	$121,563	$84,196

For the fiscal years/periods indicated below, the Predecessor Funds paid the following brokerage commissions:

Brokerage Commission Paid
Predecessor Growth Fund
January 1, 2022 through April, 29, 2022	$169,399
January 1, 2021 through December 31, 2021	$466,380
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Brokerage Commission Paid
Predecessor Balanced Fund
January 1, 2022 through April, 29, 2022	$13,866
January 1, 2021 through December 31, 2021	$40,756
Predecessor Small Cap Fund
January 1, 2022 through April, 29, 2022	$41,201
January 1, 2021 through December 31, 2021	$171,226

Capital Stock
Each Fund offers for sale shares of beneficial interest of a single class.  Each share is equal in all respects and confers equal rights upon the shareholders as to redemption, distribution and liquidation.  When you invest in a Fund, you acquire shares that entitle you to receive distributions as determined by the Board of Trustees and to cast a vote for each share and fraction thereof at shareholder meetings.  The shares of a Fund do not have any preemptive rights.  All shares issued are fully paid and non-assessable, are transferable, and are redeemable at net asset value upon demand of the shareholder.

Purchasing, Redeeming and Pricing Fund Shares
The purchase, redemption and pricing of each Fund’s shares are subject to the procedures described in “Shareholder Information – Pricing of Fund Shares,” “Shareholder Information – How to Purchase Fund Shares,” “Shareholder Information – How to Redeem or Exchange Fund Shares,” “Shareholder Information – Redemption Fee (Small Cap Fund),” “Shareholder Information – How to Transfer Registration,” and “Shareholder Information – Frequent Purchases and Redemptions of Fund Shares” in the Funds’ Prospectus.

In addition, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order.

Redemptions in-Kind
The Trust filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem, in kind, redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Funds, valued at the beginning of such period, the Funds have the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Funds in securities instead of cash. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of securities received in-kind may generate taxable gains.

Purchases in-Kind
In certain circumstances, shares of the Funds may be purchased “in-kind” (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase are limited to securities traded on public securities markets or for which quoted bid and asked prices are available. In addition, the Funds will require, among other things, that the securities be valued in accordance with the Trust’s valuation procedures. Securities accepted by a Fund will be valued as of the time of the next determination of NAV after such acceptance. The shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Funds will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, permissible investments for a Fund as described in the Prospectus and satisfy any such other conditions as may be imposed by the Adviser or the Funds. A shareholder may recognize a gain or loss for federal income tax purposes on the securities transferred to the Fund. Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own
33

tax advisor regarding the tax consequences of such a transaction. The Funds reserve the right to amend or terminate this practice at any time.

Fund Taxation
The following discussion of current federal income taxation is not intended to be a full discussion of income tax laws and their effect. Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequence to you investing in a Fund. You should consult with your own tax advisor regarding federal, state, local and foreign tax consequences of an investment in the Funds.

Each Fund intends to qualify each year as a regulated investment company under Section 851(a) of the Code. As a regulated investment company, each Fund is generally not subject to U.S. federal income tax on the investment company taxable income and net capital gain that it distributes to shareholders, if at least 90% of that Fund’s investment company taxable income (which includes, but is not limited to, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. To avoid a 4% federal excise tax, each Fund must distribute each calendar year an amount equal to the sum of:

(a)at least 98% of its ordinary income for the calendar year,
(b)at least 98.2% of its capital gain net income for the one-year period generally ending on October 31 of such calendar year, and
(c)all ordinary income and capital gain net income for previous years that were not distributed by the Fund during such years.

Each Fund intends to distribute substantially all of its income each year.

To qualify as a regulated investment company, each Fund must also fulfill the source of income and asset diversification requirements as follows:

(a)derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of stock or from other qualified sources; and
(b)diversify its holdings so that at the end of each fiscal quarter,
i.at least 50% of the value of a Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of a Fund’s total assets and to an amount not more than 10% of the outstanding voting securities of such issuer, and
ii.not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or in two or more controlled issuers engaged in the same, similar or related trades or businesses, or in certain publicly traded partnerships.

If a Fund does not qualify as a regulated investment company in any taxable year, it would be taxed at the normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions made to shareholders. In addition, a Fund’s distributions, to the extent made out of its current or accumulated earnings and profits, would be taxable to shareholders as dividends regardless of whether they would otherwise have been considered net capital gain distributions.

Each Fund may carry forward capital losses indefinitely, and capital loss carryforwards will retain their character as either short-term or long-term capital losses.

Taxes on Fund Redemptions, Sales and Exchanges
Upon a redemption, sale or exchange of shares of a Fund, shareholders will realize a taxable gain or loss depending upon their share basis. A gain or loss will generally be treated as capital gain or loss and the tax treatment will depend on the shareholder’s holding period. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund (including through reinvestment of distributions) within a
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period of 61 days, beginning 30 days before and ending 30 days after, the shares are disposed of. The basis of the acquired shares will be adjusted to reflect the disallowed loss. These rules are commonly referred to as “wash sales.”

In January or February, shareholders will be sent a Form 1099 indicating the amount of distributions made to shareholders during the prior year and reporting the proceeds of any Fund shares that were sold by shareholders.

In addition, Federal law requires that mutual fund companies report certain shareholders’ cost basis, gain/loss, and holding period to such shareholders and the IRS on Form 1099 when “covered” shares of the mutual funds are sold. Covered shares are generally any Fund shares acquired by certain shareholders on or after January 1, 2012.

Taxes on Fund Distributions
The following summary does not apply to certain retirement accounts, such as IRAs, which may be tax-deferred until shareholders withdraw money from them, or otherwise tax-advantaged.

Distributions of investment company taxable income are generally taxable to shareholders as ordinary income, whether paid in cash or reinvested in a Fund’s shares. Distributions of net capital gain, which is the excess of net realized long-term capital gains over net short-term capital losses, whether paid in cash or reinvested in a Fund’s shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Short-term capital gains from assets held by a Fund for one year or less will be included in such Fund’s distributions of investment company taxable income and taxed as ordinary income.

For federal income tax purposes, a Fund’s distributions of investment company taxable income are generally taxed as ordinary income and net capital gain distributions are taxed as long-term capital gains. Non-corporate shareholders may benefit from favorable tax treatment related to “qualified dividend income.” If certain holding period requirements are satisfied, “qualified dividend income” is taxed at long-term capital gain rates. Subject to certain limitations, corporate shareholders may be eligible for the corporate dividends-received deduction with respect to the portion, if any, of a Fund’s distributions of investment company taxable income attributable to dividends received by the Fund directly or indirectly from U.S. corporations, if such Fund reports the amount distributed as eligible for deduction, and the corporate shareholder meets certain holding period requirements.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (NII) tax of 3.8%. The NII tax is imposed on the lesser of (i) the taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized on the sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this NII tax.

Under the Foreign Account Tax Compliance Act (FATCA), a Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items.  In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange or redemption of Fund shares.  Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and
35

the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Principal Underwriter
The Trust entered into a Distribution Agreement, on behalf of each Fund, with Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC d/b/a ACA Group (“Foreside”) pursuant to which Foreside acts as the distributor for each Fund and acts as the agent for each Fund in selling its shares to the public. Foreside is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside offers shares of the Funds on a continuous basis and may engage in advertising and solicitation activities in connection therewith. Foreside is not obligated to sell any certain number of shares of the Funds. Foreside also reviews advertisements and acts as liaison for broker-dealer relationships. Investors purchasing or redeeming shares of a Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

The Distribution Agreement between the Trust and Foreside has an initial term of two years and continues in effect for successive one-year periods provided such continuance is specifically approved at least annually by (i) the Board or (ii) the vote of a majority of outstanding shares of the Fund, and provided that in either event the continuance is also approved by a majority of the Trust’s Board who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement.

The Adviser has agreed to pay all fees and expenses which are payable to Foreside under the Distribution Agreement, and the Funds will not pay any such fees and expenses. During the fiscal years ended December 31, 2023, 2022 and 2021, the Funds’ (and Predecessor Funds’) distributor during such times did not receive any net underwriting discounts or commissions on the sale of Fund shares, any compensation on the redemptions or repurchases of Fund shares, or any brokerage commissions from the Funds.

Calculation of Performance Data
Each Fund may publish its total return information from time to time.  Quotations of a Fund’s average annual total rate of return, the Fund’s average annual total return (after taxes on distributions) and the Fund’s average annual total return (after taxes on distributions and redemptions), will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years.  The after-tax performance is calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.  The calculation applies the ordinary income tax rate for net investment income distributions, the short-term capital gain rate for short-term capital gain distributions and the long-term capital gain rate for long-term capital gain distributions.  Performance data will reflect the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all net investment income and net capital gain distributions are reinvested when paid.

Performance information reflects only the performance of a hypothetical investment in a Fund during the particular time periods on which the calculations are based.  Such information should not be considered as representative of the performance of the Fund in the future.  Performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in its expenses and amount of assets.

Financial Statements
The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Funds’ 2023 annual report to shareholders are incorporated herein by reference in this SAI.  Additional copies of the Annual Report may be obtained, without charge, by writing or calling the Funds at 800-304-7404 or by visiting the Funds’ website at www.mairsandpower.com.
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Appendix A
Appendix A - Proxy Voting Policy and Procedures

As a fiduciary, Mairs & Power, Inc. (“M&P”) exercises its responsibility to vote its clients’ securities in a manner that, in the judgment of M&P, is in the clients’ economic best interests. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, M&P has established the following proxy policy to ensure proxies are voted in accordance with the best interest of the clients of M&P. In addition to SEC requirements governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out by the Department of Labor, specifically the duty of loyalty, prudence, compliance with the ERISA plan, as well as a duty to avoid prohibited transactions.

The interests represented by M&P with respect to proxy voting for its clients (collectively, the “Clients”), are:

•The interests of M&P’s investment advisory clients for which it has accepted proxy voting discretion and is not expressly precluded from voting within the advisory agreement.

M&P will accept direction on certain policy issues as requested by a particular Client on a case-by-case basis. For ERISA clients, this direction will be accepted provided that said direction is in accordance with the proxy voting guidelines specified within the clients’ Qualified Plan documents.

I.Responsibility for Voting
M&P will vote proxies solicited by or with respect to the issuers of securities in which assets of a Client portfolio are invested, unless: 1.) The advisory agreement between M&P and the Client expressly precludes the voting of proxies by M&P; or 2.) M&P has determined, in its own judgment, that the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the Client.

II.Proxy Voting Team
M&P has delegated its administrative duties with respect to analysis and voting proxies to the Proxy Voting Team, which is currently comprised of individuals representing investment management and trading. The Proxy Voting Team’s duties consist of analyzing proxy statements of issuers whose stock is owned by Clients. Unless otherwise directed by the Client, the Proxy Voting Team seeks to vote all proxies in the best interests of the Client in terms of the perceived effect of the vote on the value of the client’s investment and does not consider any benefit to M&P or its employees. At their discretion, the Proxy Voting Team will seek input on a proxy proposal as necessary from others within the organization, including the M&P Investment Committee and/or the security’s responsible investment manager. The Proxy Voting Team will vote proxies in accordance with the Proxy Voting Guidelines.

III.Proxy Voting Guidelines

One of the primary factors M&P considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that M&P considers in determining how proxies should be voted. However, M&P does not consider recommendations from management to be determinative of M&P’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and M&P will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

M&P has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its clients, M&P reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. M&P may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Client. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can M&P anticipate all future situations. Corporate governance issues are diverse and continually evolving and M&P devotes significant time and resources to monitor these changes.

Appendix A
a.Board of Directors The board of directors is vital to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsible to shareholders. M&P seeks to ensure that the board of directors of a company is sufficiently aligned with shareholders’ interests and provides proper oversight of the company’s management. M&P will generally vote with management on board member elections. Certain elections may be examined on a case-by-case basis; however, will generally vote against any proposal to declassify the board structure of a publicly-held company.

b.Auditors M&P believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it usually will vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely related activities that do not raise any appearance of impaired independence.

c.Equity Based Compensation Plans M&P believes that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. M&P will generally approve new employee incentive plans or amendments to existing plans involving the issuance of new common shares representing less than 10% of the then number of common shares outstanding. All other proposals will be considered on a case-by-case basis.

d.Corporate and Shareholder Rights M&P believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. M&P will consider proposals related to corporate and shareholder rights on a case-by-case basis, including proposals for supermajority voting rights, anti-takeover measures, and different classes of stock with different voting rights.

e.Mergers, Acquisitions, Reincorporation and Other Transactions Companies ask their shareholders to vote on an enormous variety of different types of transactions, including mergers, acquisitions, reincorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of the company’s assets. Voting on such proposals involved considerations unique to each transaction. Therefore, M&P will vote on proposals to effect these types of transactions on a case-by-case basis.

f.Social Responsibility Issues M&P believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management. All matters regarding social responsibility issues will be assessed on a case-by-case basis based on our assessment of the best interests of our clients and shareholders.

IV.Conflicts of Interest
There may be instances where our interests conflict, or appear to conflict with client interests. For example, we may manage a pension plan for a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our staff) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients. Due to the size and nature of M&P’s business, it is anticipated that material conflicts of interest will rarely occur. Whenever a material conflict of interest does exist, it will be addressed in one of the following ways:

a.The proxy will be voted according to the predetermined voting policy set forth herein if the application of the policy to the matter presented involves little discretion on our part;

b.The proxy will be voted following consultation with the M&P Investment Committee;

Appendix A
c.The proxy will be voted following consultation with a proxy voting service, legal counsel or other third party, as appropriate;

d.The proxy will be referred to the Client or to a fiduciary of the Client for voting purposes; or

e.The conflict will be disclosed to the Client and M&P will obtain the Client’s direction to vote the proxies.

V.Oversight

Oversight of M&P’s proxy voting practices is performed by the Investment Committee, which is comprised of the firm’s investment managers and equity analysts. The firm’s Chief Compliance Officer is a non-voting member of the Committee.

VI.Disclosure to Clients

With respect to proxies voted on behalf of separately managed account clients, information concerning how we voted proxies is available upon request.

M&P will make its proxy voting record for the Funds available to Fund shareholders on its website for each twelve month period ending June 30. The proxy voting information will be made available on the Mairs & Power website as soon as is reasonably practicable after filing Form N-PX with the SEC.

VII.Record Retention Requirements

M&P will maintain a record of documents in connection with this policy as required in its Record Retention Policy

TRUST FOR PROFESSIONAL MANAGERS
PART C

MAIRS & POWER FUNDS

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Declaration of Trust.
	(1)	(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.

(ii)
Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 744 to its Registration Statement on Form N-1A with the SEC on September 25, 2020, and is incorporated by reference.

(b)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 820 to its Registration Statement on Form N-1A with the SEC on January 26, 2023, and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)
Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated by reference.

(e)	(1)	(i)
Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated by reference.

(f)			Bonus or Profit Sharing Contracts — Not Applicable.
(g)	(1)	(i)	Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2021, and is incorporated by reference.
(ii)
First Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 783 to its Registration Statement on Form N-1A with the SEC on September 15, 2021, and is incorporated herein by reference.

(iii)
Second Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 797 to its Registration Statement on Form N-1A with the SEC on February 11, 2022, and is incorporated herein by reference.

(iv)
Third Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated herein by reference.

(v)
Fourth Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 825 to its Registration Statement on Form N-1A with the SEC on March 9, 2023, and is incorporated by reference.

(vi)
Fifth Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 843 to its Registration Statement on Form N-1A with the SEC on October 31, 2023, and is incorporated by reference.

(vii)
Sixth Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 851 to its Registration Statement on Form N-1A with the SEC on March 11, 2024, and is incorporated by reference.

		(viii)	Seventh Amendment to Custody Agreement — To Be Filed By Amendment.
(h)			Other Material Contracts.
	(1)	(i)
Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2021, and is incorporated by reference.

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(ii)
First Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 783 to its Registration Statement on Form N-1A with the SEC on September 15, 2021, and is incorporated by reference.

(iii)
Second Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 797 to its Registration Statement on Form N-1A with the SEC on February 11, 2022, and is incorporated herein by reference.

(iv)
Third Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated herein by reference.

(v)
Fourth Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 825 to its Registration Statement on Form N-1A with the SEC on March 9, 2023, and is incorporated by reference.

(vi)
Fifth Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 843 to its Registration Statement on Form N-1A with the SEC on October 31, 2023, and is incorporated by reference.

(vii)
Sixth Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 851 to its Registration Statement on Form N-1A with the SEC on March 11, 2024, and is incorporated by reference.

		(viii)	Seventh Amendment to Fund Servicing Agreement — To Be Filed By Amendment.
	(2)		Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 848 to its Registration Statement on Form N-1A with the SEC on January 25, 2024, and is incorporated by reference.
(i)	(1)
Opinion and Consent of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated by reference.

	(2)		Consent of Counsel — Filed Herewith.
(j)			Other Opinions.
	(1)		Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)			Omitted Financial Statements — Not Applicable.
(l)
Agreement Relating to Initial Capital was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.

(m)			Rule 12b-1 Plan — Not Applicable.
(n)			Amended and Restated Rule 18f-3 Plan — Not Applicable.
(o)			Reserved.
(p)			Codes of Ethics.
(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated by reference.

(2)
Code of Ethics for Adviser was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2021, and is incorporated by reference.

	(3)		Code of Ethics for Principal Underwriter - not applicable per Rule 17j-1(c)(3).

Item 29.    Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification

Reference is made to Article X of the Registrant’s Declaration of Trust.

2

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of Investment Adviser

Mairs & Power Inc. (the “Adviser”) serves as the investment adviser for the Mairs & Power Growth Fund, Mairs & Power Balanced Fund and Mairs & Power Small Cap Fund (the “Funds”). The principal business address of the Adviser is 30 East 7th Street, Suite 2500, Saint Paul, Minnesota 55101-1363. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) currently on file with the Securities and Exchange Commission (“SEC”). The Form ADV for the Adviser may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.    Principal Underwriter.

(a)Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.AB Active ETFs, Inc.
2.ABS Long/Short Strategies Fund
3.Absolute Shares Trust
4.ActivePassive Core Bond ETF, Series of Trust for Professional Managers
5.ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
6.ActivePassive International Equity ETF, Series of Trust for Professional Managers
7.ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
8.Adaptive Core ETF, Series of Collaborative Investment Series Trust
9.AdvisorShares Trust
10.AFA Multi-Manager Credit Fund
11.AGF Investments Trust
12.AIM ETF Products Trust
13.Alexis Practical Tactical ETF, Series of Listed Funds Trust
14.AlphaCentric Prime Meridian Income Fund
15.American Century ETF Trust
16.Amplify ETF Trust
17.Applied Finance Dividend Fund, Series of World Funds Trust
18.Applied Finance Explorer Fund, Series of World Funds Trust
19.Applied Finance Select Fund, Series of World Funds Trust
20.ARK ETF Trust
21.ARK Venture Fund
22.Bitwise Funds Trust
23.Bluestone Community Development Fund
24.BondBloxx ETF Trust
25.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.Bridgeway Funds, Inc.
27.Brinker Capital Destinations Trust
28.Brookfield Real Assets Income Fund Inc.
29.Build Funds Trust
30.Calamos Convertible and High Income Fund
31.Calamos Convertible Opportunities and Income Fund
32.Calamos Dynamic Convertible and Income Fund
33.Calamos ETF Trust
3

34.Calamos Global Dynamic Income Fund
35.Calamos Global Total Return Fund
36.Calamos Strategic Total Return Fund
37.Carlyle Tactical Private Credit Fund
38.Cascade Private Capital Fund
39.Center Coast Brookfield MLP & Energy Infrastructure Fund
40.Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
41.Clifford Capital International Value Fund, Series of World Funds Trust
42.Clifford Capital Partners Fund, Series of World Funds Trust
43.Cliffwater Corporate Lending Fund
44.Cliffwater Enhanced Lending Fund
45.Cohen & Steers Infrastructure Fund, Inc.
46.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
47.CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
48.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
49.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
50.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
51.CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
52.Davis Fundamental ETF Trust
53.Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
54.Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
55.Defiance Israel Bond ETF, Series of ETF Series Solutions
56.Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
57.Defiance Next Gen H2 ETF, Series of ETF Series Solutions
58.Defiance Quantum ETF, Series of ETF Series Solutions
59.Denali Structured Return Strategy Fund
60.Direxion Funds
61.Direxion Shares ETF Trust
62.Dividend Performers ETF, Series of Listed Funds Trust
63.Dodge & Cox Funds
64.DoubleLine ETF Trust
65.DoubleLine Income Solutions Fund
66.DoubleLine Opportunistic Credit Fund
67.DoubleLine Yield Opportunities Fund
68.DriveWealth ETF Trust
69.EIP Investment Trust
70.Ellington Income Opportunities Fund
71.ETF Opportunities Trust
72.Evanston Alternative Opportunities Fund
73.Exchange Listed Funds Trust
74.FlexShares Trust
75.Forum Funds
76.Forum Funds II
77.Forum Real Estate Income Fund
78.Goose Hollow Enhanced Equity ETF, Series of Collaborative Investment Series Trust
79.Goose Hollow Multi-Strategy Income ETF, Series of Collaborative Investment Series Trust
80.Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
81.Grayscale Future of Finance ETF, Series of ETF Series Solutions
82.Guinness Atkinson Funds
83.Harbor ETF Trust
84.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
85.Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
86.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
87.Horizon Kinetics Medical ETF, Series of Listed Funds Trust
88.Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
89.IDX Funds
90.Innovator ETFs Trust
91.Ironwood Institutional Multi-Strategy Fund LLC
92.Ironwood Multi-Strategy Fund LLC
93.John Hancock Exchange-Traded Fund Trust
94.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
4

95.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
96.Mairs & Power Growth Fund, Series of Trust for Professional Managers
97.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
98.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
99.Manor Investment Funds
100.Milliman Variable Insurance Trust
101.Mindful Conservative ETF, Series of Collaborative Investment Series Trust
102.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
103.Mohr Growth ETF, Series of Collaborative Investment Series Trust
104.Mohr Industry Nav ETF, Series of Collaborative Investment Series Trust
105.Mohr Sector Nav ETF, Series of Collaborative Investment Series Trust
106.Morgan Stanley ETF Trust
107.Morningstar Funds Trust
108.Mutual of America Investment Corporation
109.NEOS ETF Trust
110.Niagara Income Opportunities Fund
111.North Square Investments Trust
112.OTG Latin American Fund, Series of World Funds Trust
113.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
114.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
115.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
116.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
117.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
118.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
119.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
120.Palmer Square Opportunistic Income Fund
121.Partners Group Private Income Opportunities, LLC
122.Performance Trust Mutual Funds, Series of Trust for Professional Managers
123.Perkins Discovery Fund, Series of World Funds Trust
124.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
125.Plan Investment Fund, Inc.
126.PMC Core Fixed Income Fund, Series of Trust for Professional Managers
127.PMC Diversified Equity Fund, Series of Trust for Professional Managers
128.Point Bridge America First ETF, Series of ETF Series Solutions
129.Preferred-Plus ETF, Series of Listed Funds Trust
130.Putnam ETF Trust
131.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
132.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
133.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
134.Renaissance Capital Greenwich Funds
135.Reynolds Funds, Inc.
136.RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
137.RiverNorth Patriot ETF, Series of Listed Funds Trust
138.RMB Investors Trust
139.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
140.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
141.Roundhill Alerian LNG ETF, Series of Listed Funds Trust
142.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
143.Roundhill Cannabis ETF, Series of Listed Funds Trust
144.Roundhill ETF Trust
145.Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
146.Roundhill S&P Global Luxury ETF, Series of Listed Funds Trust
147.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
148.Roundhill Video Games ETF, Series of Listed Funds Trust
149.Rule One Fund, Series of World Funds Trust
150.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
151.Six Circles Trust
152.Sound Shore Fund, Inc.
153.SP Funds Trust
154.Sparrow Funds
155.Spear Alpha ETF, Series of Listed Funds Trust
5

156.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
157.STF Tactical Growth ETF, Series of Listed Funds Trust
158.Strategic Trust
159.Strategy Shares
160.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
161.Syntax ETF Trust
162.Tekla World Healthcare Fund
163.Tema ETF Trust
164.Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
165.Teucrium AiLA Long-Short Agriculture Strategy ETF, Series of Listed Funds Trust
166.Teucrium AiLA Long-Short Base Metals Strategy ETF, Series of Listed Funds Trust
167.The 2023 ETF Series Trust
168.The 2023 ETF Series Trust II
169.The Community Development Fund
170.The Finite Solar Finance Fund
171.The Private Shares Fund
172.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
173.Third Avenue Trust
174.Third Avenue Variable Series Trust
175.Tidal ETF Trust
176.Tidal Trust II
177.TIFF Investment Program
178.Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
179.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
180.Timothy Plan International ETF, Series of The Timothy Plan
181.Timothy Plan Market Neutral ETF, Series of The Timothy Plan
182.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
183.Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
184.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
185.Total Fund Solution
186.Touchstone ETF Trust
187.TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
188.TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
189.TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
190.TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
191.TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
192.TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
193.TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
194.TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
195.TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
196.TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
197.TrueShares Structured Outcome (May) ETF, Listed Funds Trust
198.TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
199.TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
200.TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
201.TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
202.U.S. Global Investors Funds
203.Union Street Partners Value Fund, Series of World Funds Trust
204.Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
205.Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
206.Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
207.Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
208.Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
209.Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
210.VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
211.VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
212.VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
213.VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
214.VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
215.VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
216.VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
6

217.VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
218.VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
219.VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
220.VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
221.VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
222.VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
223.VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
224.VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
225.VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
226.VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
227.VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
228.VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
229.VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
230.VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
231.VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
232.VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
233.VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
234.Volatility Shares Trust
235.West Loop Realty Fund, Series of Investment Managers Series Trust
236.Wilshire Mutual Funds, Inc.
237.Wilshire Variable Insurance Trust
238.WisdomTree Digital Trust
239.WisdomTree Trust
240.WST Investment Trust
241.XAI Octagon Floating Rate & Alternative Income Term Trust

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)    Not applicable.

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:

7

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Mairs & Power Inc. 30 East 7th Street, Suite 2500 Saint Paul, MN 55101-1363
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101

Item 34.    Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.    Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 856 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 856 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 25th day of April, 2024.

TRUST FOR PROFESSIONAL MANAGERS

By: /s/ John P. Buckel
John P. Buckel
Chairperson, President, Principal Executive Officer and Interested Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 856 to the Registrant’s Registration Statement has been signed below on April 25, 2024, by the following persons in the capacities indicated.

Signature	Title
/s/ John P. Buckel John P. Buckel	Chairperson, President, Principal Executive Officer and Interested Trustee
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
Vincent P. Lyles* Vincent P. Lyles	Independent Trustee
Erik K. Olstein* Erik K. Olstein	Independent Trustee
Lisa Zúñiga Ramírez* Lisa Zúñiga Ramírez	Independent Trustee
Gregory M. Wesley* Gregory M. Wesley	Independent Trustee
Jennifer A. Lima* Jennifer A. Lima	Vice President, Treasurer and Principal Financial and Accounting Officer
* By: /s/ John P. Buckel
John P. Buckel
* Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Post-Effective Amendment No. 848 to its Registration Statement on Form N-1A with the SEC on January 25, 2024, and is incorporated by reference.

9

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(i)(2)	Consent of Counsel
(j)(1)	Consent of Independent Registered Public Accounting Firm